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                                  EXHIBIT 4.5
                      TDA CUSTODIAL CONTRACT, FORM P-12833
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CONTRACT NUMBER                                      VXX,XXX

CONTRACTHOLDER                                       ABC Company

DATE OF ISSUE                                        January 1, 1992

CONTRACT DATE                                        January 1, 1992

FIRST CONTRACT ANNIVERSARY                           January 1, 1993


American United Life Insurance Company (AUL) shall provide all the rights and benefits of this contract.

This contract is issued in consideration of the application and of the payment of Contributions to AUL.

All provisions and conditions stated on this and subsequent pages are made a part of this contract.

Signed for AUL at its Home Office in Indianapolis, Indiana.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. The Contractholder may return the contract for any reason within ten days after receiving it. If returned, the contract shall be considered void from the beginning, and any Contributions shall be refunded.



                                       AMERICAN UNITED LIFE INSURANCE COMPANY
                                       By: /s/ Jerry D. Semler
                                           Chairman, President, and
                                           Chief Executive Officer

                                       Attest

                                       By: /s/ William R. Brown
                                            Secretary


                          AUL American Series Contract
                    TDA Multiple-Fund Group Variable Annuity

THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.


P-12833

CONTRACT NUMBER                             VXX,XXX

CONTRACTHOLDER                              ABC Company

DATE OF ISSUE                               January 1, 1992

CONTRACT DATE                               January 1, 1992

FIRST CONTRACT ANNIVERSARY                  January 1, 1993


American United Life Insurance Company (AUL) shall provide all the rights and benefits of this contract.

This contract is issued in consideration of the application and of the payment of Contributions to AUL.

All provisions and conditions stated on this and subsequent pages are made a part of this contract.

Signed for AUL at its Home Office in Indianapolis, Indiana.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. The Contractholder may return the contract for any reason within ten days after receiving it. If returned, the contract shall be considered void from the beginning, and any Contributions shall be refunded.


                                       AMERICAN UNITED LIFE INSURANCE COMPANY
                                       By: /s/ Jerry D. Semler
                                           Chairman, President, and
                                           Chief Executive Officer

                                       Attest

                                       By: /s/ William R. Brown
                                            Secretary



                          AUL American Series Contract
                    TDA Multiple-Fund Group Variable Annuity

THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.

P-12833IL

CONTRACT NUMBER                             VXX,XXX

CONTRACTHOLDER                              ABC Company

DATE OF ISSUE                               January 1, 1992

CONTRACT DATE                               January 1, 1992

FIRST CONTRACT ANNIVERSARY                  January 1, 1993

American United Life Insurance Company (AUL) shall provide all the rights and benefits of this contract.

This contract is issued in consideration of the application and of the payment of Contributions to AUL.

All provisions and conditions stated on this and subsequent pages are made a part of this contract.

Signed for AUL at its Home Office in Indianapolis, Indiana.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. The Contractholder may return the contract for any reason within ten days after receiving it. If returned, the contract shall be considered void from the beginning, and any Contributions shall be refunded.


                                       AMERICAN UNITED LIFE INSURANCE COMPANY
                                       By: /s/ Jerry D. Semler
                                           Chairman, President, and
                                           Chief Executive Officer

                                       Attest

                                       By: /s/ William R. Brown
                                            Secretary


                          AUL American Series Contract
                    TDA Multiple-Fund Group Variable Annuity

THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.

If you have questions concerning your contract, or wish to register a complaint, you may reach AUL by calling 1-800-634-1629.

P-12833TX

                                TABLE OF CONTENTS


ARTICLE 1                  DEFINITIONS

ARTICLE 2                  CONTRACT AND AUTHORITY

         2.1--------Entire Contract
         2.2--------Authority

ARTICLE 3                  CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS

         3.1--------Amount of Contributions
         3.2--------How Contributions Are Handled
         3.3--------Addition, Deletion, or Substitution of Investments 3.4--------Transfers
         3.5--------Limitations on Transfers

ARTICLE 4                  BENEFITS AND LOANS

         4.1--------Election of Annuity Options
         4.2--------Annuity Options
         4.3--------Guaranteed Rate of Interest
         4.4--------Alternate Nonparticipating Retirement Annuity
         4.5--------Minimum Payments
         4.6--------Due Proof of Date of Birth and Survival
         4.7--------Death Benefits
         4.8--------Withdrawal Benefits
         4.9--------Loans from the Fixed Interest Account

ARTICLE 5                  VALUATIONS

         5.1--------Time of Valuation
         5.2--------Accumulation Units
         5.3--------Value of Accumulation Units
         5.4--------Determining the Net Investment Factor
         5.5--------Determining the Value of Each Participant Account's Share of
                    any Investment Account

ARTICLE 6                  OTHER CHARGES

         6.1--------Mortality Risk and Expense Risk Charges
         6.2--------Investment Management Charge
         6.3--------Administrative Charge
         6.4--------Transfer Charge
         6.5--------Other Charges
         6.6--------Reduction or Waiver of Certain Charges

ARTICLE 7                  RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS

         7.1--------Right of AUL to Change Interest Rates
         7.2------- Right of AUL to Change Annuity Table
         7.3--------Right of AUL to Change Charges
         7.4--------Amendment of Contract to Conform with Law

ARTICLE 8                  MISCELLANEOUS

         8.1--------Ownership
         8.2--------AUL's Annual Statement
         8.3--------Tax Status
         8.4--------Essential Data
         8.5--------Reliance
         8.6--------Misstatement of Essential Data
         8.7--------Annuity Certificates
         8.8--------Election, Notice, or Direction Requirements
         8.9--------Quarterly Statement of Account Value
         8.10-------Conformity with State Laws
         8.11-------Reference to Federal Laws
         8.12-------Sex and Number
         8.13-------Facility of Payment
         8.14-------Insulation from Liability
         8.15-------Voting
         8.16-------Acceptance of New Participants or Contributions 8.17-------Nonforfeitability and Nontransferability
         8.18-------Termination
         8.19-------Notice of Annual Meeting of Members

TABLE OF IMMEDIATE ANNUITIES


P-12833.1

                             ARTICLE 1 - DEFINITIONS


1.1  "Account Value" for any Participant Account on any given date means:

     (a) the balance of the Participant Account's share of the Fixed Interest Account on that date; plus

     (b) the value of the Participant Account's share of each Investment Account on that date.

1.2 "Accumulation Period" means the period of time commencing on the date on which a Participant's initial Contribution is credited to the Participant Account and terminating on the date when such Participant Account is closed.

1.3 "Accumulation Unit" means a statistical device used to measure amounts of increases to, decreases from, and accumulations in any Investment Account during the Accumulation Period.

1.4 "Annuity Commencement Date" means the first day of any month upon which an annuity begins under this contract. However, for any Participant, this date shall not be later than the required beginning date as defined in the applicable sections of the Code and Regulations issued thereunder.

1.5  "Code" means the Internal Revenue Code of l986, as amended.

1.6 "Contract Anniversary" means the first day of each Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

1.7 "Contract Quarter" means each of the four successive intervals of three months, the sum of which corresponds to a 12-month Contract Year.

1.8 "Contract Year" means, for the first such year, the period beginning with the Contract Date and ending on the day immediately preceding the First Contract Anniversary, and for each succeeding Contract Year, the period beginning with a Contract Anniversary and ending on the day immediately preceding the next succeeding Contract Anniversary.

1.9 "Contributions" means amounts paid to AUL from time to time by, or on behalf of, Participants, which are credited to Participant Accounts hereunder.

1.10 "Current Rates of Interest" means each of the annual effective rates of interest as determined and declared by AUL from time to time and as credited to each interest pocket maintained within the Fixed Interest Account. The Current Rates of Interest shall always be equal to or greater than the Guaranteed Rate of Interest.

1.11 "Excess Contributions" means those Contributions made by, or on behalf of, a Participant which exceed the limitations in effect under applicable provisions of the Code and Regulations issued thereunder.

1.12 "Fixed Interest Account" means that fund of AUL's general asset account in which all or a portion of a Participant's Account Value may be held for accumulation at the Current Rates of Interest.

     (a) Contributions allocated, or amounts transferred, to the Fixed Interest Account shall be credited to the open interest pocket and shall earn interest at the Current Rate of Interest in effect for that interest pocket. Such Contributions or transferred amounts, during the time that the Current Rate of Interest exceeds the Guaranteed Rate of Interest, shall earn interest at such credited Current Rate of Interest for at least 1 year. After such 1-year period, AUL reserves the right to declare, at any time, a new Current Rate of Interest to be applied to funds held within that interest pocket. Any such new Current Rate of Interest must remain in effect for that interest pocket for at least 1 year.

     (b) If AUL changes the Current Rate of Interest for new Contributions or new amounts transferred to the Fixed Interest Account, the previous open interest pocket shall close, and any Contributions or amounts transferred on or after the effective date of such change shall be credited to a new open interest pocket and shall earn interest at the new Current Rate of Interest in effect for such new open interest pocket. Therefore, at any given time, various funds credited to a Participant Account and allocated to the Fixed Interest Account may be earning interest at different Current Rates of Interest for different periods of time.

1.13 "Guaranteed Rate of Interest" means interest at an annual effective rate of 4.00%.

1.14 "Home Office" means the principal office of AUL. The mailing address is P.O. Box 6148, Indianapolis, Indiana 46206-6148.

1.15 "Investment Account" means each subaccount of the Variable Account, which subaccounts currently include the Equity Investment Account, the Bond Investment Account, the Money Market Investment Account, and the Managed Investment Account, as the case may be, where:

     (a) Amounts allocated to the Equity Investment Account shall be invested in shares of the AUL American Equity Portfolio of the Mutual Fund.

     (b) Amounts allocated to the Bond Investment Account shall be invested in shares of the AUL American Bond Portfolio of the Mutual Fund.

     (c) Amounts allocated to the Money Market Investment Account shall be invested in shares of the AUL American Money Market Portfolio of the Mutual Fund.

     (d) Amounts allocated to the Managed Investment Account shall be invested in shares of the AUL American Managed Portfolio of the Mutual Fund.

1.16 "Investment Option" means the Fixed Interest Account or any of the Investment Accounts of the Variable Account. AUL reserves the right to provide other Investment Options under this contract at any time.

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940.

1.18 "Participant" means any person enrolled in this contract who elects to make
     Contributions  or  for  whom   Contributions  are  made,  and  for  whom  a
     Participant Account is established.

1.19 "Participant  Account" means an account established under this contract for
     a  Participant.   Contributions  received  by  AUL  shall  be  credited  to
     Participant Accounts as AUL is directed in writing.

1.20 "Portfolio" means a series of the Mutual Fund as described in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

1.21 "Valuation Date" means any day when the Home Office of AUL and the New York Stock Exchange are open and operational.

1.22 "Valuation Period" means the period beginning at the close of business on a Valuation Date and ending at the close of business on the next succeeding Valuation Date.

1.23 "Variable Account" means a separate account established by AUL called the AUL American Unit Trust, which is registered under The Investment Company Act of l940 as a unit investment trust.

1.24 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn pursuant to Section 4.8, where the percentage varies by the number of full years measured from the date a Participant Account is established to the date the Withdrawal Charge is determined. Such percentage is as follows:

                  During
               Account Years                              Percentage

                    1-5                                        8
                    6-10                                       4
                 Thereafter                                    0

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

1.25 "Withdrawal Value" means a Participant's Account Value minus the applicable Withdrawal Charge, and minus the Participant's outstanding loan balance, if any, and any expense charges due on such loans.


P-12833.2

                       ARTICLE 2 - CONTRACT AND AUTHORITY


2.1 Entire Contract: This contract and the application of the Contractholder is the entire agreement between AUL and the Contractholder. Unless there is a specific written agreement signed by a corporate officer of AUL, AUL is not a party to, nor bound by, a plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. AUL is not a fiduciary under this contract or under any such plan, trust, custodial agreement, or other agreement.

2.2 Authority: This contract cannot be modified or amended, nor can any provision or condition be waived, except by a written agreement signed by a corporate officer of AUL. Such authority may not be delegated to any other person or entity, except by a written agreement signed by a corporate officer of AUL.


P-12833.3

              ARTICLE 3 - CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS


3.1  Amount of Contributions:

     (a) Contributions may vary in amount and frequency; however, they must be at least equal to a minimum annual Contribution of $200 per Participant in any full Contract Year. AUL may change the minimum annual Contribution acceptable under this contract, but any such change shall apply only to individuals who become Participants on or after the date of the change.

     (b) Excess Contributions (plus gains or minus losses thereon) shall be withdrawn from a Participant Account and returned to the Participant upon receipt by AUL at its Home Office of complete written instructions from the Participant. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by applicable provisions of the Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to Section 4.8.

3.2  How Contributions Are Handled:

     (a) When a Contribution is received at the Home Office, it shall be credited to Participant Accounts as directed in written allocation instructions.

     (b) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account and allocation instructions regarding the initial Contribution. If the data required to establish the Participant Account and allocation instructions regarding the initial Contribution are not received by AUL at its Home Office within 5 business days after AUL first receives the initial
          Contribution, AUL shall return the initial Contribution to the contributing party unless consent is given to AUL to retain the initial Contribution until AUL receives the data and allocation instructions for the Participant. Alternatively, if the data required to establish the Participant Account and allocation instructions regarding the initial Contribution are not received by AUL at its Home Office when AUL first receives the initial Contribution, to the extent permitted by applicable law, AUL may allocate the initial Contribution to the Money Market Investment Account, and shall transfer such amounts credited to the Money Market Investment Account according to the applicable allocation instructions upon receipt of the data required to establish the Participant Account and allocation instructions.

     (c) All Contributions subsequent to the initial Contribution shall be credited and allocated as of the close of business on the Valuation Period in which AUL receives the Contribution at its Home Office, provided that the Contribution is received by 4:00 p.m. E.S.T. If the Contribution is received after 4:00 p.m. E.S.T., such Contribution shall be deemed to be received, and shall be credited and allocated as of the close of business, on the next succeeding Valuation Period.

     (d) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments of 10%, 25%, or 33-1/3%, as elected by the Participant in writing. If no allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the allocation instruction applicable to the immediately preceding Contribution. If there should be no allocation instruction applicable to a portion of a Contribution other than the initial Contribution, that amount shall be credited to the Fixed Interest Account until such time as an appropriate allocation instruction is received, at which time such amount shall be withdrawn from the Fixed Interest Account and allocated pursuant to such instructions. The Participant may change an allocation instruction with respect to future allocations to his Participant Account by giving new written allocation instructions to AUL at its Home Office.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the Mutual Fund, of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Portfolios are no longer available for investment, or if, in AUL's judgment, further investment in any or all eligible Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares in the Variable Account or any Investment Account without notice, Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of participants or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in a new Portfolio of the Mutual Fund, or in other securities, investment vehicles, or shares of another diversified open-end management investment company or series thereof. AUL reserves the right to eliminate or combine existing Investment Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Participant may direct AUL at its Home Office to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. For any transfer from an Investment Account, Accumulation Units shall be valued as of the close of business on the Valuation Date that AUL receives the Participant's direction, provided that AUL receives such direction by 4:00 p.m. E.S.T. on that Valuation Date. If such direction is received after 4:00 p.m. E.S.T., such transfer shall be effective as of the close of business on the next succeeding Valuation Date.

     (b) AUL shall make the transfer as requested by the Participant within 7 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of 6 months after AUL receives the transfer request at its Home Office.

     (c) All transfers from the Fixed Interest Account to any Investment Account shall be made on a first-in/first-out accounting basis.

3.5  Limitations on Transfers:

     (a) The Participant may not direct a transfer with regard to his Participant Account's share of any Investment Option in an amount less than $500 or the Participant Account's entire share, if less than $500. If such a transfer reduces the Participant Account's remaining share of an Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the last Contract Anniversary preceding the request for transfer, or the Participant Account's entire share of the Fixed Interest Account if such share would be less than $500 after the transfer.

     (c) Amounts under this contract which have been transferred from other group annuity contracts, whether issued by AUL or otherwise, shall be allocated pursuant to the provisions of Section 3.2.

     (d) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege provided in Sections 3.4 and 3.5, and to impose a charge on a transfer.

     (e) Where a Participant has outstanding loans under this contract, a transfer from the Fixed Interest Account to the Variable Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under this contract.


P-12833.10

     (d) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege provided in Sections 3.4 and 3.5, and to impose a charge of not more than $25 on a transfer. AUL reserves the right to change the maximum limit on such transfer charge upon delivery of written notice to the Contractholder. Any such change in the maximum limit shall apply only to transfers by an individual who becomes a Participant on or after the effective date of such change, and shall apply as long as that individual remains a Participant.

     (e) Where a Participant has outstanding loans under this contract, a transfer from the Fixed Interest Account to the Variable Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under this contract.



P-12833.10 - PA

                         ARTICLE 4 - BENEFITS AND LOANS


4.1 Election of Annuity Options: At the written request of the Participant, AUL shall apply all or a portion of the Account Value (subject to Section 6.5, and minus any outstanding loan balance of the Participant and any unpaid expense charges on such loans) of the Participant Account for the purpose of providing a fixed payment annuity. Upon receipt of such request, AUL is hereby authorized by such Participant to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date that AUL receives such written request at its Home Office. Such transferred amounts shall be held in the Fixed Interest Account until the Participant's Annuity Commencement Date. The Participant request shall include certification as to the purpose for the annuity and the election of one of the following annuity options. The amount of the annuity shall be computed from the Table of Immediate Annuities then included in this contract, except as provided under Section 4.4.

4.2  Annuity Options:

     (a) Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant.

     (b) Certain and Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. If the annuitant dies before receiving payments for the certain period (5, 10, 15, or 20 years, as specified in the election), any remaining payments for the balance of the certain period shall be paid to the annuitant's beneficiary.

     (c) Survivorship Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. After the death of the annuitant, a portion (all, 2/3, or 1/2, as specified in the election) of the annuitant's monthly annuity shall be paid to the contingent annuitant named in the election for as long as the contingent annuitant lives. An election of this option is automatically cancelled if either the Participant or the contingent annuitant dies before the Annuity Commencement Date.

     (d) Installment Refund Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant. If, at the death of the annuitant, the sum of the monthly payments previously received is less than the amount applied to provide the annuity, monthly payments of the same amount shall continue to the annuitant's beneficiary until the total of the monthly payments received equals such amount.

     (e) Fixed Period. The monthly annuity shall be payable to the annuitant for a fixed period of time (not less than 5 years nor more than 30 years, as specified in the election). If, at the death of the annuitant, payments have been made for less than the selected fixed period, monthly annuity payments to the annuitant's beneficiary shall be continued during the remainder of such fixed period.

     (f) Any other options made available by AUL at the time a Participant exercises his option to elect an annuity.



     If the annuity option selected is not included in the attached Table of Immediate Annuities, the amount of monthly annuity shall be based on rates determined in the same manner as those found in the Table.

     If no annuity option election for a Participant has been received by AUL at its Home Office at least 30 days prior to the Annuity Commencement Date, the Account Value (subject to Section 6.5, and minus any outstanding loan balance of the Participant and any unpaid expense charges on such loans) of his Participant Account shall be applied under (b) above as a 10 Year Certain and Life Annuity. AUL must receive written notification of such Annuity Commencement Date, written designation of the contingent annuitant or beneficiary, and any election forms needed in connection with any annuity option provided in this Section.

     In no event shall any option elected provide annuity benefits to the Participant or to the Participant and the contingent annuitant which would extend for a certain period beyond the life expectancy of such Participant or the joint life expectancy of such Participant and such contingent annuitant as determined on the Annuity Commencement Date.

4.3 Guaranteed Rate of Interest: The retirement annuity options provided in this Article and illustrated in the attached Table of Immediate Annuities are based on a guaranteed interest rate of 4.00% compounded annually.

4.4 Alternate Nonparticipating Retirement Annuity: Any annuity elected shall be provided at whatever current single premium nonparticipating immediate annuity rates are available under this class of group annuity contract if such rates produce a higher income than that provided under the Table of Immediate Annuities provided in this contract.

4.5 Minimum Payments: If the total Account Value is less than $2,000, such value (minus any outstanding loan balances of the Participant and any unpaid expense charges on such loans) shall be paid in a lump sum to the annuitant rather than annuitized under the annuity options provided in
     Section 4.2. Additionally, if the monthly annuity is less than AUL's then current established minimum, AUL reserves the right to make payments on a less frequent basis.

4.6 Due Proof of Date of Birth and Survival: Before commencing payments under any annuity, AUL may require proof of the date of birth of any annuitant and may require due proof that any annuitant is living before the payment of each or any installment under the option.

4.7  Death Benefits:

     (a) Upon receipt of written instructions from the Participant's beneficiary (or, if applicable, the secondary beneficiary of the Participant) and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period at its Home Office, AUL shall apply the Account Value (minus the Participant's outstanding loan balance, if any, under this contract and any unpaid expense charges due on such loans) of the Participant Account for the purpose of providing a death benefit. The death benefit shall be paid to the beneficiary last properly designated in writing to AUL at its Home Office by the Participant, or, if there is no designated beneficiary living on the date of the Participant's death, to the Participant's estate. If any beneficiary dies while receiving payments and no beneficiary is designated to receive any remaining payments, such remaining payments shall be made to the deceased beneficiary's estate.

     (b) The Account Value to be applied pursuant to (a) above shall be determined as of the close of business on the later of (1) the Valuation Date that AUL receives such written

     If the annuity option selected is not included in the attached Table of Immediate Annuities, the amount of monthly annuity shall be based on rates determined in the same manner as those found in the Table.

     If no annuity option election for a Participant has been received by AUL at its Home Office at least 30 days prior to the Annuity Commencement Date, the Account Value (subject to Section 6.5, and minus any outstanding loan balance of the Participant and any unpaid expense charges on such loans) of his Participant Account shall be applied under (b) above as a 10 Year Certain and Life Annuity. AUL must receive written notification of such Annuity Commencement Date, written designation of the contingent annuitant or beneficiary, and any election forms needed in connection with any annuity option provided in this Section.

     In no event shall any option elected provide annuity benefits to the Participant or to the Participant and the contingent annuitant which would extend for a certain period beyond the life expectancy of such Participant or the joint life expectancy of such Participant and such contingent annuitant as determined on the Annuity Commencement Date.

4.3 Guaranteed Rate of Interest: The retirement annuity options provided in this Article and illustrated in the attached Table of Immediate Annuities are based on a guaranteed interest rate of 4.00% compounded annually.

4.4 Alternate Nonparticipating Retirement Annuity: Any annuity elected shall be provided at whatever current single premium nonparticipating immediate annuity rates are available under this class of group annuity contract if such rates produce a higher income than that provided under the Table of Immediate Annuities provided in this contract.

4.5 Minimum Payments: If the total Account Value is less than $2,000, such value (minus any outstanding loan balances of the Participant and any unpaid expense charges on such loans) shall be paid in a lump sum to the annuitant rather than annuitized under the annuity options provided in
     Section 4.2. Additionally, if the proposed monthly annuity payment should fall below AUL's periodically adjusted minimum monthly annuity payment, AUL reserves the right to make payments on a less frequent basis (i.e., quarterly, semiannually, or annually), so that the actual monthly annuity payment is equal to or greater than the established minimum level.

4.6 Due Proof of Date of Birth and Survival: Before commencing payments under any annuity, AUL may require proof of the date of birth of any annuitant and may require due proof that any annuitant is living before the payment of each or any installment under the option.

4.7  Death Benefits:

     (a) Upon receipt of written instructions from the Participant's beneficiary (or, if applicable, the secondary beneficiary of the Participant) and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period at its Home Office, AUL shall apply the Account Value (minus the Participant's outstanding loan balance, if any, under this contract and any unpaid expense charges due on such loans) of the Participant Account for the purpose of providing a death benefit. The death benefit shall be paid to the beneficiary last properly designated in writing to AUL at its Home Office by the Participant, or, if there is no designated beneficiary living on the date of the Participant's death, to the Participant's estate. If any beneficiary dies while receiving payments and no beneficiary is designated to receive any remaining payments, such remaining payments shall be made to the deceased beneficiary's estate.

     (b) The Account Value to be applied pursuant to (a) above shall be determined as of the close of business on the later of (1) the Valuation Date that AUL receives such written

P-12833.12 - FL
          instructions at its Home Office, or (2) the Valuation Date that AUL receives such due proof of death at its Home Office, provided that such written instructions or due proof of death received on the later of (1) or (2) above are (is) received by 4:00 p.m. E.S.T. If the written instructions or due proof of death received on the later of
          (1) or (2) above are (is) received after 4:00 p.m. E.S.T., such valuation shall be made as of the close of business on the next succeeding Valuation Date.

  (c)     (1)  The  benefit  shall  be  payable  in  accordance  with one of the following provisions as elected by the Participant or the beneficiary if the Participant did not make an election:

               (i) The entire Account Value to be applied shall be paid to the beneficiary in a single sum or by another elected method on or before December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death; or

               (ii) The benefit shall be paid as an annuity in  accordance  with the Annuity Options shown in Section 4.2 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          (2) If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

          (3) If payment is to be made in a cash lump sum, payment shall be made within 7 days of the date of valuation, as determined above in this Section, except as AUL may be permitted to defer such payment of amounts derived from the Variable Account in accordance with the provisions of federal securities laws. Also, AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of 6 months after AUL receives written instructions at its Home Office.

4.8  Withdrawal Benefits:

     (a) Except as stated below, a Participant, upon submitting a proper written request to AUL at its Home Office, may direct AUL to withdraw all or a portion of the Account Value (subject to the Withdrawal Charge) of his Participant Account, provided that:

          (l) any distribution to a Participant shall not occur until the Participant has:

               (i)  attained age 59 1/2; or

               (ii) terminated employment; or

               (iii) become totally disabled (as defined by the Internal Revenue
                    Service); or

               (iv) experienced  a hardship (as defined by the Internal  Revenue
                    Service); or

          (2) the amount being withdrawn is attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C); or

          (3) the amount being withdrawn is attributable to amounts held as of December 31, l988 under another Code Section 403(b) annuity contract.

          (4) In the case of a hardship withdrawal referred to in (1)(iv) above, any gain credited to Contributions made pursuant to a salary reduction agreement may not be withdrawn.

          (5) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request shall include certification as to the purpose of the withdrawal. The Participant assumes full responsibility for determining whether the withdrawal is permitted under applicable law. AUL may rely solely upon the representations of the Participant made in the withdrawal request.

     (b) Withdrawals from a Participant Account's share of an Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn (except for amounts prohibited from being distributed because provision (a)(1) above is not met).

     (c) A withdrawal request shall be effective as of the close of business on the Valuation Date that AUL receives a proper written withdrawal request at its Home Office, provided that AUL receives such request by 4:00 p.m. E.S.T. on that Valuation Date. If such request is received after 4:00 p.m. E.S.T., such request shall be effective as of the close of business on the next succeeding Valuation Date.

     (d) The Account Value to be applied pursuant to this Section shall be determined as of the applicable Valuation Date determined in (c) above. If the entire Account Value of a Participant Account is withdrawn, the Participant shall be paid the Withdrawal Value. If the Participant requests that a specified percentage or dollar amount be paid to the Participant, AUL shall withdraw from the Participant Account an amount equal to the dollar amount to be paid divided by the difference between 1 and the decimal equivalent of the applicable Withdrawal Charge. Notwithstanding the previous sentence, in any Contract Year the Participant may withdraw up to 10% of the Account Value of his Participant Account determined as of the last Contract Anniversary preceding the request for the withdrawal without application of any Withdrawal Charge, provided that 12 months have elapsed from the date that the Participant's first Contribution is credited to his Participant Account by AUL to the date of such withdrawal. Also, where a Participant has outstanding loans under this contract, a partial withdrawal by a Participant from the Fixed
          Interest Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant held in the Fixed
          Interest Account equals twice the total of the Participant's outstanding loans under this contract.

     (e) AUL shall pay such amount in a cash lump sum to the Participant. Such cash lump sum will be paid within 7 days from the date that AUL receives the withdrawal request at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts with drawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (f) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account (other than amounts which are prohibited from being distributed because provision (a)(1) above is not met) which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

4.9  Loans from the Fixed Interest Account:

     (a) A Participant who has all or a portion of his Account Value held in the Fixed Interest Account may borrow money from AUL, using such Account Value held in the Fixed Interest Account as the only security for the loan, by submitting a proper written request to AUL at its Home Office. The minimum amount of any single loan is $2,000. The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of the Withdrawal Value of the Participant Account held in the Fixed Interest Account, or (2) $50,000. The Withdrawal Value of the Participant Account held in the Fixed Interest Account, which must be at least twice the amount of the outstanding loan balance, shall serve as security for the loan, and shall continue to earn interest. Payment by AUL of the loan amount may be delayed for up to 6 months.

     (b) Interest will be charged for the loan, and will accrue on the loan balance from the effective date of such loan. The interest rate shall be declared by AUL at the beginning of each calendar quarter. The interest rate charged shall be equal to the Moody's Corporate Bond Yield Average - Monthly Average Corporates as of the date of the loan, as published by Moody's Investors Service. If publication of such Moody's rate should ever cease, a substantially equivalent substitute rate shall be used. However, no change from a previously established rate may be made in an amount less than .50% in any periodic adjustment. The loan balance shall also be subject to a loan expense charge equal to 2% of each loan repayment.

     (c) Loans to Participants must be repaid to AUL within a term of 5 years, unless the Participant certifies to AUL that the loan is to be used to acquire a principal residence for the Participant, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, AUL shall deduct the 2% expense charge from the repayment, and shall apply the balance of such repayment first to any accrued interest and then to the outstanding loan principal.

     (d) If a loan either remains unpaid at the end of its term, or if, at any time, l02% of the total of all the Participant's loan balances equals the Participant's Withdrawal Value allocated to the Fixed Interest Account, then AUL shall deduct these balances plus an expense charge equal to 2% of the outstanding loan balances from the Participant Account's share of the Fixed Interest Account. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account shall be permitted only to the extent that the Participant's remaining Withdrawal Value in the Fixed Interest Account equals twice the total of any outstanding loans of the Participant under the contract. All loan balances plus the 2% expense charge shall be paid or satisfied in full before any amount from the Participant Account's share of the Fixed Interest Account is paid as a full withdrawal, as a death benefit, upon annuitization, or as another permitted distribution.

     (e) AUL may modify the loan restrictions or limitations stated above in this Section, or may add new restrictions and limitations, to the extent necessary to comply with Code Section 72(p) or other applicable law, as determined solely by AUL.

P-12833.13

                             ARTICLE 5 - VALUATIONS


5.1 Time of Valuation: All assets of each Portfolio shall be valued as provided in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the end of the Valuation Period on which such amounts are received by AUL at its Home Office. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in each Investment Account was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (l) the net asset value of a Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks.


5.5  Determining the Value of Each Participant Account's Share of any Investment
     Account: The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.


P-12833.14

                            ARTICLE 6 - OTHER CHARGES


6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account.

6.2 Investment Management Charge: The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, or 4.8, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.4 Transfer Charge: AUL reserves the right to deduct a charge for each transfer transaction pursuant to Section 3.4. This charge would be prorated among the Investment Options from which the amounts are transferred in the same proportion that the amount transferred from the Investment Option bears to the total amount transferred from all Investment Options.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.1 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the Mutual Fund.


P-12833.15

                            ARTICLE 6 - OTHER CHARGES


6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account.

6.2 Investment Management Charge: The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, or 4.8, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.4 Transfer Charge: AUL reserves the right to deduct a charge (not to exceed $25) for each transfer transaction pursuant to Section 3.4. This charge would be prorated among the Investment Options from which the amounts are transferred in the same proportion that the amount transferred from the Investment Option bears to the total amount transferred from all Investment Options.

6.5 Other Charges: AUL reserves the right to deduct the appropriate premium tax charge at the time annuity payments commence pursuant to Section 4.1 or such other time that premium taxes are incurred by AUL. AUL also reserves the right to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the Mutual Fund.



P-12833.19 - NJ

              ARTICLE 7 - RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS


7.1 Right of AUL to Change Interest Rates: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the Guaranteed Rate of Interest. Any such change shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. Any change in the Guaranteed Rate of Interest shall not result in a rate less than that prescribed by applicable state law.

7.2 Right of AUL to Change Annuity Table: After the first 5 Contract Years, AUL has the right at any time, upon delivery of written notice to the Contractholder, to change any annuity table included in this contract, but any such change shall apply only to Participant Accounts established on or after the effective date of such change.

7.3 Right of AUL to Change Charges: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the charges set out in Sections 1.24 and 6.3. Any such change to the Withdrawal Charge set out in Section 1.24 shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. The administrative charge set out in Section 6.3 shall be limited to a maximum of $15 per Contract Quarter until the year 2001. Any increase in the administrative charge made by AUL for any Contract Quarter beginning after December 31, 2000 shall be limited to an amount which is designed to reimburse AUL for the expenses associated with the administration of the contract and the operation of the Variable Account. Any such increase shall not be anticipated to be a source of profit for AUL.

7.4 Amendment of Contract to Conform with Law: Notwithstanding the provisions of Section 8.1, AUL reserves the right to amend this contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings. Any such amendment shall be stated in a written instrument and delivered to the Contractholder.



P-12833.20

              ARTICLE 7 - RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS


7.1 Right of AUL to Change Interest Rates: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the Guaranteed Rate of Interest. Any such change shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. Any change in the Guaranteed Rate of Interest shall not result in a rate less than that prescribed by applicable state law.

7.2 Right of AUL to Change Annuity Table: AUL does not reserve the right to change the Table of Immediate Annuities included in this contract.

7.3 Right of AUL to Change Charges: AUL has the right at any time, upon delivery of written notice to the Contractholder, to change the charges set out in Sections 1.24 and 6.3. Any such change to the Withdrawal Charge set out in Section 1.24 shall apply only to Participant Accounts established on or after the effective date of such change, and shall apply for the duration of such affected Participant Accounts. The administrative charge set out in Section 6.3 shall be limited to a maximum of $100 per Contract Quarter. Any increase in the administrative charge made by AUL for any Contract Quarter shall be limited to an amount which is designed to reimburse AUL for the expenses associated with the administration of the contract and the operation of the Variable Account. Any such increase shall not be anticipated to be a source of profit for AUL.

7.4 Amendment of Contract to Conform with Law: Notwithstanding the provisions of Section 8.1, AUL reserves the right to amend this contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings. Any such amendment shall be stated in a written instrument and delivered to the Contractholder.


P-12833.20 - NJ

                            ARTICLE 8 - MISCELLANEOUS


8.1 Ownership: The Contractholder is the owner of the contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity, except that no such change or amendment shall adversely affect the benefits to be provided by Contributions made prior to the effective date of such change or amendment unless the consent of all Participants is obtained.

     AUL shall have no obligation to make any payment or distribution except as specified in this contract.

8.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Portfolio, nor any of the other provisions and conditions of this contract.

8.3 Tax Status: AUL does not make any guarantee regarding the federal, state, or local tax status of this contract, any Participant Account established hereunder, or any transaction involving this contract.

8.4 Essential Data: The Participant shall furnish to AUL whatever information is necessary to establish the eligibility and amount of annuity or other benefit in each instance.

8.5 Reliance: AUL shall be fully protected in relying on any information furnished by the Contractholder, by any person or persons certified to AUL by the Contractholder as acting on its behalf, or by a Participant. AUL need not inquire as to the accuracy or completeness thereof.

8.6 Misstatement of Essential Data: If it has been found that any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement as to the age of an annuitant, there shall be an equitable adjustment so as to provide the annuity to which that person is entitled.

8.7 Annuity Certificates: AUL shall issue to each person for whom an annuity is purchased from AUL a certificate setting forth the amount and terms of payment of the annuity.

8.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing and must be submitted to, and received by, AUL at its Home Office before becoming effective, unless the Participant is otherwise directed by AUL.

8.9 Quarterly Statement of Account Value: As soon as reasonably possible after the end of each Contract Quarter, AUL shall prepare a statement of the Account Value of each Participant Account existing under this contract.

8.10 Conformity with State Laws: Any benefit payable under this contract shall not be less than the minimum benefit required by any statute of the state in which the contract is delivered.

8.11 Reference to Federal Laws: Language in this contract referring to federal tax, securities, or other statutes or rules shall not be deemed to incorporate within the contract such statutes or rules. This language is informational and instructional in nature, and is not subject to approval or disapproval by the state in which the contract is issued.

8.12 Sex and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

8.13 Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment due him, and no guardian has been appointed, AUL may make such payment to the person or persons who have assumed the care and principal support of such Participant, contingent annuitant, or beneficiary. Also, AUL may make payment directly to any person or entity when directed to do so in writing by the Participant. Any payment made by AUL will fully discharge AUL to the extent of such payment.

8.14 Insulation from Liability: The assets of the Variable Account are not chargeable with liabilities arising out of any other business AUL may conduct.

8.15 Voting:

     (a) AUL is the legal owner of the shares of the Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of the Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Mutual Fund in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if the Mutual Fund offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The persons having the voting interest under this contract are the Participants. Unless otherwise required by applicable law, the number of Mutual Fund shares of a particular Portfolio as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Mutual Fund for determining shareholders eligible to vote at the meeting of the Mutual Fund. If required by the Securities and Exchange Commission, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of the Mutual Fund.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or the Mutual Fund as may be required by applicable federal law.

8.16 Acceptance of New Participants or Contributions. AUL reserves the right to refuse to accept new Participants or new Contributions to this contract at any time. AUL shall have the right to refuse to accept Contributions as of the last day of the second month following the date that written notice to this effect is delivered to any contributing Participant or to any Participant for whom Contributions are being made.

8.17 Nonforfeitability and Nontransferability: The entire Withdrawal Value of a Participant Account under this contract shall be nonforfeitable at all times. No sum payable under this contract with respect to a Participant may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than AUL. In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

8.18 Termination: This contract shall automatically terminate as of the date that there are no Participant Accounts maintained hereunder.

8.19 Notice of Annual Meeting of Members: The regular annual meeting of the members of AUL (i.e., contractholders) shall be held at its principal place of business on the third Thursday in February of each year at the hour of ten o'clock A.M. Elections for directors shall be held at such annual meeting.


P-12833.21

                          TABLE OF IMMEDIATE ANNUITIES


                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE

ADJUSTED                             LIFE                        10 YEAR CERTAIN
  AGE                              ANNUITY                      AND LIFE ANNUITY

  45                               2.9690                                 2.9632
  46                               3.0190                                 3.0124
  47                               3.0715                                 3.0641
  48                               3.1269                                 3.1185
  49                               3.1852                                 3.1756

  50                               3.2466                                 3.2357
  51                               3.3115                                 3.2988
  52                               3.3800                                 3.3653
  53                               3.4525                                 3.4352
  54                               3.5291                                 3.5088

  55                               3.6104                                 3.5863
  56                               3.6966                                 3.6678
  57                               3.7881                                 3.7536
  58                               3.8850                                 3.8437
  59                               3.9877                                 3.9382

  60                               4.0964                                 4.0374
  61                               4.2115                                 4.1414
  62                               4.3334                                 4.2505
  63                               4.4626                                 4.3650
  64                               4.5994                                 4.4850

  65                               4.7442                                 4.6108
  66                               4.8977                                 4.7425
  67                               5.0608                                 4.8804
  68                               5.2347                                 5.0250
  69                               5.4213                                 5.1766

  70                               5.6229                                 5.3356
  71                               5.8412                                 5.5020
  72                               6.0778                                 5.6755
  73                               6.3336                                 5.8552
  74                               6.6097                                 6.0404

  75                               6.9084                                 6.2302

                                                                       94GARF2-4

Adjusted Age = Actual Age at Settlement (in years and completed months) less the following number of months: [.6 multiplied by (Birth Year - 1915)] rounded to the nearest integer.

The following are the guaranteed annuity rates for the options offered by AUL. They are based on the following assumptions-



Retirement value - $1000.00  Interest rate - 4% Load - 4%   Participant - Female
Commission - 0% Contingent - Male (same age as participant)   Age adjustment - 0


                                                                                                                   INSTALLMENT
AGE               5 YR C&L        15 YR C&L       20 YR C&L        J&S(FULL)        J&2/3S           J&1/2S           REFUND

45                4.0004          3.9807          3.9616           3.7883           3.8571           3.8924           3.7984
46                4.0413          4.0192          3.9979           3.8194           3.8914           3.9284           3.8336
47                4.0844          4.0597          4.0358           3.8523           3.9275           3.9662           3.8706
48                4.1299          4.1020          4.0753           3.8869           3.9656           4.0062           3.9094
49                4.1777          4.1465          4.1176           3.9235           4.0058           4.0482           3.9501
50                4.2281          4.1931          4.1595           3.9620           4.0481           4.0926           3.9929
51                4.2813          4.2420          4.2044           4.0028           4.0928           4.1394           4.0377
52                4.3375          4.2933          4.2511           4.0458           4.1401           4.1889           4.0849
53                4.3969          4.3471          4.2997           4.0913           4.1900           4.2412           4.1345
54                4.4596          4.4035          4.3503           4.1395           4.2429           4.2965           4.1867
55                4.5259          4.4627          4.4029           4.1905           4.2988           4.3551           4.2416
56                4.5962          4.5248          4.4574           4.2446           4.3581           4.4172           4.2993
57                4.6707          4.5899          4.5139           4.3020           4.4210           4.4830           4.3602
58                4.7498          4.6582          4.5722           4.3630           4.4878           4.5529           4.4244
59                4.8338          4.7299          4.6323           4.4278           4.5588           4.6273           4.4921
60                4.9231          4.8049          4.6940           4.4968           4.6345           4.7065           4.5633
61                5.0181          4.8834          4.7572           4.5704           4.7150           4.7908           4.6387
62                5.1191          4.9654          4.8215           4.6488           4.8009           4.8808           4.7183
63                5.2267          5.0508          4.8868           4.7325           4.8925           4.9767           4.8020
64                5.3413          5.1395          4.9526           4.8218           4.9903           5.0790           4.8906
65                5.4635          5.2315          5.0186           4.9172           5.0947           5.1883           4.9844
66                5.5940          5.3266          5.0843           5.0193           5.2063           5.3052           5.0830
67                5.7334          5.4244          5.1492           5.1284           5.3258           5.4303           5.1875
68                5.8829          5.5249          5.2127           5.2454           5.4539           5.5646           5.2985
69                6.0434          5.6275          5.2744           5.3708           5.5916           5.7089           5.4156
70                6.2158          5.7317          5.3336           5.5055           5.7396           5.8643           5.5396
71                6.4011          5.8369          5.3897           5.6502           5.8991           6.0319           5.6720
72                6.6002          5.9422          5.4421           5.8058           6.0709           6.2127           5.8244
73                6.8139          6.0467          5.9404           5.9731           6.2561           6.4078           5.9594
74                7.0425          6.1493          5.5342           6.1532           6.4557           6.6183           6.1174
75                7.2868          6.2489          5.5735           6.3471           6.6707           6.8453           6.2830

                                                                                             Table-PA

P-12833.22

*Special version (P-12834SPL) has been written for SC, OR, and WA.

         CONTRACT NUMBER                             VXX,XXX

         CONTRACTHOLDER                              ABC COMPANY

         PARTICIPANT'S NAME                          JOHN DOE

         SOCIAL SECURITY NUMBER                      ###-##-####


American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract), and that AUL has created a tax-deferred annuity account in your name to receive Contributions for your benefit pursuant to the Contract.

All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Participant's direction.

Any amendments to or changes in the Contract will be binding and conclusive on each Participant and beneficiary.



                     AMERICAN UNITED LIFE INSURANCE COMPANY

                     By: /s/ William R. Brown
                     Secretary

                                   AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                     CONTRACT NUMBER GA XXXXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO


PEOPLES BANK & TRUST COMPANY AS CUSTODIAN ON BEHALF OF ANY PERSON ELIGIBLE TO PARTICIPATE IN AN IRC 403(b) TAX-DEFERRED ANNUITY WHO BECOMES A PARTICIPANT UNDER THIS CONTRACT AND SUCH SUCCESSOR CUSTODIAN AS MAY BE APPOINTED FROM TIME TO TIME (THE CONTRACTHOLDER)

            The Effective Date of this Amendment is JANUARY 1, 2000.

AUL and the Contractholder hereby agree, by signing below, that the Contract is amended as follows:

By deleting the term "death benefit" wherever it appears in the Contract and by substituting "Death Benefit" in lieu thereof.

And by deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.10A "Death Benefit" is the greater of:

     (a) the Participant's Account Value as of the date the Death Benefit is calculated, or

     (b) (1) the Guaranteed Minimum Death Benefit (GMDB) on the Contract Anniversary immediately preceding the date of the Participant's death; increased by

          (2) any Contributions made for the Participant since the last Contract Anniversary; and reduced proportionately to reflect

          (3) any withdrawals for the Participant since the last Contract Anniversary.

1.12AThe  "Guaranteed  Minimum  Death  Benefit"  or  "GMDB"  prior to the  first
     Contract Anniversary is equal to the Contributions made for a Participant minus any of his withdrawals or loans. On each Contract Anniversary prior to, or concurrent with, the Participant's date of death, the GMDB is reset, based on the age of the Participant on his last birthday, as follows:

     (a) For Participants less than 81 years of age, the GMDB is the greater of:

          (1) the Participant's Account Value as of the current Contract Anniversary, or

          (2)  (i)  the   GMDB  as  of  the   immediately   preceding   Contract
               Anniversary; increased by

               (ii) any  Contributions   made  for  the  Participant  since  the
                    immediately preceding Contract Anniversary; and reduced proportionately to reflect

               (iii)any withdrawals  for the  Participant  since the immediately preceding Contract Anniversary.


P-12833.NOLOADTDAGMDB.AMD.1

     (b)  For Participants 81 years of age or older, the GMDB is equal to:

          (1) the GMDB as of the immediately preceding Contract Anniversary; increased by

          (2) any Contributions made for the Participant since the immediately preceding Contract Anniversary; and reduced proportionately to reflect

          (3)  any  withdrawals  for  the  Participant   since  the  immediately
               preceding Contract Anniversary.

     As of the Participant's date of death, the GMDB ceases to increase or decrease in value.

1.13 "Guaranteed Rate of Interest" means interest at an annual effective rate of 3.00%.

6.3 Administrative Charge: AUL deducts an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on that day for as long as the Participant Account is in effect. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a
     Participant Account is withdrawn pursuant to this contract, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which the withdrawal of funds is made is not deducted from the amount withdrawn.

     There is no charge for a Participant for any Contract Quarter in which the Participant's Account Value on the last day of that quarter is greater than $25,000.


                                            CONTRACTHOLDER

                                            _________________________________
                                            By

                                            _________________________________
                                            Title

                                            _________________________________
                                            Date

                                            AUL

                                            _________________________________
                                            By

                                             ________________________________
                                            Title

                                             ________________________________
                                            Date

P-12833.NOLOADTDAGMDB.AMD.2

                                   AMENDMENT
                                     TO THE
                              AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XXXXX (THE CONTRACT)
             ISSUED BY AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO

PEOPLES  BANK & TRUST  COMPANY AS  CUSTODIAN  ON BEHALF OF ANY
PERSON ELIGIBLE TO PARTICIPATE IN AN IRC 403(b) TAX-DEFERRED ANNUITY WHO BECOMES A PARTICIPANT UNDER THIS CONTRACT AND SUCH SUCCESSOR CUSTODIAN AS MAY BE APPOINTED FROM TIME TO TIME (THE CONTRACTHOLDER)

            The Effective Date of this Amendment is JANUARY 1, 2000.

AUL and the Contractholder hereby agree, by signing below, that the Contract is amended as follows:

By deleting the term "death benefit" wherever it appears in the Contract and by substituting "Death Benefit" in lieu thereof.

And by deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.10A "Death Benefit" is the greater of:

     (a) the Participant's Account Value as of the date the Death Benefit is calculated, or

     (b) (1) the Guaranteed Minimum Death Benefit (GMDB) on the Contract Anniversary immediately preceding the date of the Participant's death; increased by

          (2) any Contributions made for the Participant since the last Contract Anniversary; and reduced proportionately to reflect

          (3) any withdrawals for the Participant since the last Contract Anniversary.

1.12AThe  "Guaranteed  Minimum  Death  Benefit"  or  "GMDB"  prior to the  first
     Contract Anniversary is equal to the Contributions made for a Participant minus any of his withdrawals or loans. On each Contract Anniversary prior to, or concurrent with, the Participant's date of death, the GMDB is reset, based on the age of the Participant on his last birthday, as follows:

     (a) For Participants less than 81 years of age, the GMDB is the greater of:

          (1) the Participant's Account Value as of the current Contract Anniversary, or

          (2)  (i)  the   GMDB  as  of  the   immediately   preceding   Contract
               Anniversary; increased by

               (ii) any  Contributions   made  for  the  Participant  since  the
                    immediately preceding Contract Anniversary; and reduced proportionately to reflect

               (iii)any withdrawals  for the  Participant  since the immediately preceding Contract Anniversary.


P-12833.SPTDAGMDB.AMD.1

     (b) For Participants 81 years of age or older, the GMDB is equal to: (1) the GMDB as of the immediately preceding Contract Anniversary; increased by

          (2) any Contributions made for the Participant since the immediately preceding Contract Anniversary; and reduced proportionately to reflect

          (3)  any  withdrawals  for  the  Participant   since  the  immediately
               preceding Contract Anniversary.

As of the Participant's date of death, the GMDB ceases to increase or decrease in value.

1.13 "Guaranteed Rate of Interest" means interest at an annual effective rate of 3.00%.

6.3 Administrative Charge: AUL deducts an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on that day for as long as the Participant Account is in effect. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a
     Participant Account is withdrawn pursuant to this contract, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which the withdrawal of funds is made is not deducted from the amount withdrawn.

There is no charge for a Participant for any Contract Quarter in which the Participant's Account Value on the last day of that quarter is greater than $25,000.


                                            CONTRACTHOLDER

                                            __________________________________
                                            By

                                            __________________________________
                                            Title

                                            __________________________________
                                            Date

                                            AUL

                                            __________________________________
                                            By

                                            __________________________________
                                            Title

                                            _________________________________
                                            Date

P-12833.SPTDAGMDB.AMD.2


                               AUL American Series
              TDA Multiple-Fund Group Variable Annuity Certificate


THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.



P-12834.IL

         CONTRACT NUMBER                             VXX,XXX

         CONTRACTHOLDER                              ABC COMPANY

         PARTICIPANT'S NAME                          JOHN DOE

         SOCIAL SECURITY NUMBER                      ###-##-####


American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract), and that AUL has created a tax-deferred annuity account in your name to receive Contributions for your benefit pursuant to the Contract.

All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Participant's direction.

Any amendments to or changes in the Contract will be binding and conclusive on each Participant and beneficiary.

THIS CERTIFICATE IS SUBJECT TO NEW JERSEY INSURANCE LAWS AND REGULATIONS AS ADMINISTERED BY THE NEW JERSEY DEPARTMENT OF INSURANCE.



                     AMERICAN UNITED LIFE INSURANCE COMPANY

                     By: /s/ William R. Brown
                     Secretary



                               AUL American Series
              TDA Multiple-Fund Group Variable Annuity Certificate


THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS

NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS. P-12834.NJ

         CONTRACT NUMBER                             VXX,XXX

         CONTRACTHOLDER                              ABC COMPANY

         PARTICIPANT'S NAME                          JOHN DOE

         SOCIAL SECURITY NUMBER                      ###-##-####


American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract), and that AUL has created a tax-deferred annuity account in your name to receive Contributions for your benefit pursuant to the Contract.

All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Participant's direction.

Any amendments to or changes in the Contract will be binding and conclusive on each Participant and beneficiary.


                     AMERICAN UNITED LIFE INSURANCE COMPANY

                     By: /s/ William R. Brown
                     Secretary


                               AUL American Series
              TDA Multiple-Fund Group Variable Annuity Certificate


THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.


P-12834

         CONTRACT NUMBER                             VXX,XXX

         CONTRACTHOLDER                              ABC COMPANY

         PARTICIPANT'S NAME                          JOHN DOE

         SOCIAL SECURITY NUMBER                      ###-##-####


American United Life Insurance Company (AUL) hereby certifies that the Contractholder and AUL have entered into a Multiple-Fund Group Variable Annuity Contract (the Contract), and that AUL has created a tax-deferred annuity account in your name to receive Contributions for your benefit pursuant to the Contract.

All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Participant's direction.

Any amendments to or changes in the Contract will be binding and conclusive on each Participant and beneficiary.


                     AMERICAN UNITED LIFE INSURANCE COMPANY

                     By: /s/ William R. Brown
                     Secretary

                               AUL American Series
              TDA Multiple-Fund Group Variable Annuity Certificate


THE ASSETS HELD IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO OF THE MUTUAL FUND IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS.

If you have questions concerning your contract, or wish to register a complaint, you may reach AUL by calling 1-800-634-1629.

P-12834.TX

                     SUMMARY OF CERTAIN CONTRACT PROVISIONS
                                WHICH AFFECT YOU

                                   DEFINITIONS

"Account Value" for any Participant Account on any given date means:

(a) the balance of the Participant Account's share of the Fixed Interest Account on that date; plus

(b) the value of the Participant Account's share of each Investment Account on that date.

"Accumulation Period" means the period of time commencing on the date on which a Participant's initial Contribution is credited to the Participant Account and terminating on the date when such Participant Account is closed.

"Accumulation Unit" means a statistical device used to measure amounts of increases to, decreases from, and accumulations in any Investment Account during the Accumulation Period.

"Annuity Commencement Date" means the first day of any month upon which an annuity begins under the Contract. However, for any Participant, this date shall not be later than the required beginning date as defined in the applicable sections of the Code and Regulations issued thereunder.

"Code" means the Internal Revenue Code of l986, as amended.

"Contributions" means amounts paid to AUL from time to time by, or on behalf of, Participants, which are credited to Participant Accounts.

"Current Rates of Interest" means each of the annual effective rates of interest as determined and declared by AUL from time to time and as credited to each interest pocket maintained within the Fixed Interest Account. The Current Rates of Interest shall always be equal to or greater than the Guaranteed Rate of Interest.

"Excess Contributions" means those Contributions made by, or on behalf of, a Participant which exceed the limitations in effect under applicable provisions of the Code and Regulations issued thereunder.

"Fixed Interest Account" means that fund of AUL's general asset account in which all or a portion of a Participant's Account Value may be held for accumulation at the Current Rates of Interest.

(a) Contributions allocated, or amounts transferred, to the Fixed Interest Account shall be credited to the open interest pocket and shall earn interest at the Current Rate of Interest in effect for that interest pocket. Such Contributions or transferred amounts, during the time that the Current Rate of Interest exceeds the Guaranteed Rate of Interest, shall earn interest at such credited Current Rate of Interest for at least 1 year. After such 1-year period, AUL reserves the right to declare, at any time, a new Current Rate of Interest to be applied to funds held within that interest pocket. Any such new Current Rate of Interest must remain in effect for that interest pocket for at least 1 year.
p-12834.1

(b) If AUL changes the Current Rate of Interest for new Contributions or new amounts transferred to the Fixed Interest Account, the previous open interest pocket shall close, and any Contributions or amounts transferred on or after the effective date of such change shall be credited to a new open interest pocket and shall earn interest at the new Current Rate of Interest in effect for such new open interest pocket. Therefore, at any given time, various funds credited to a Participant Account and allocated to the Fixed Interest Account may be earning interest at different Current Rates of Interest for different periods of time.

"Guaranteed Rate of Interest" means interest at an annual effective rate of 4.00%.

"Home Office" means the principal office of AUL. The mailing address is P. O. Box 6148, Indianapolis, Indiana 46206-6148.

"Investment Account" means each subaccount of the Variable Account, which subaccounts currently include the Equity Investment Account, the Bond Investment Account, the Money Market Investment Account, and the Managed Investment Account, as the case may be, where:

(a) Amounts allocated to the Equity Investment Account shall be invested in shares of the AUL American Equity Portfolio of the Mutual Fund.

(b) Amounts allocated to the Bond Investment Account shall be invested in shares of the AUL American Bond Portfolio of the Mutual Fund.

(c) Amounts allocated to the Money Market Investment Account shall be invested in shares of the AUL American Money Market Portfolio of the Mutual Fund.

(d) Amounts allocated to the Managed Investment Account shall be invested in shares of the AUL American Managed Portfolio of the Mutual Fund. The AUL American Managed Portfolio of the Mutual Fund is a managed Portfolio which invests in the same types of investments as the other Portfolios listed in
     (a), (b), and (c) above.

"Investment Option" means the Fixed Interest Account or any of the Investment Accounts of the Variable Account. AUL reserves the right to provide other Investment Options under the Contract at any time.

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940.

"Participant" means any person enrolled in the Contract who elects to make Contributions or for whom Contributions are made, and for whom a Participant Account is established.

"Participant Account" means an account established under the Contract for a Participant. Contributions received by AUL shall be credited to Participant Accounts as AUL is directed in writing.

"Portfolio" means a series of the Mutual Fund as described in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

"Valuation Date" means any day when the Home Office of AUL and the New York Stock Exchange are open and operational.

p-12834.2

"Valuation Period" means the period beginning at the close of business on a Valuation Date and ending at the close of business on the next succeeding Valuation Date.

"Variable Account" means a separate account established by AUL called the AUL American Unit Trust, which is registered under The Investment Company Act of l940 as a unit investment trust.

"Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value with drawn under the Contract, where the percentage varies by the number of full years measured from the date a Participant Account is established to the date the Withdrawal Charge is determined. Such percentage is as follows:

           During
        Account Years                          Percentage

             1-5                                    8
             6-10                                   4
          Thereafter                                0


In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

"Withdrawal Value" means a Participant's Account Value minus the applicable Withdrawal Charge, and minus the Participant's outstanding loan balance, if any, and any expense charges due on such loans.

                    CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS

Contributions:

(a) Contributions may vary in amount and frequency; however, they must be at least equal to a minimum annual Contribution of $200 per Participant in any full contract year.

(b) Excess Contributions (plus gains or minus losses thereon) shall be withdrawn from a Participant Account and returned to the Participant upon receipt by AUL at its Home Office of complete written instructions from the Participant. Such written instructions must include the amount to be withdrawn and returned, and certification that such Contributions constitute Excess Contributions and that such returns are permitted by applicable provisions of the Code and Regulations issued thereunder. It shall not be the responsibility of AUL to determine the existence or amount of Excess Contributions or gains or losses thereon, or that returns of Excess Contributions are permitted by applicable provisions of the Code and Regulations. In withdrawing and returning the identified amount, AUL may rely solely on such written instructions and certification. Such a withdrawal and return of Excess Contributions shall not be subject to the withdrawal benefits provisions of the Contract.

(c) When a Contribution is received at AUL's Home Office, it shall be credited to Participant Accounts as directed in written allocation instructions.

(d) The initial Contribution for a Participant shall be credited and allocated to the Participant Account

p-12834.3
     no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account and allocation instructions regarding the initial Contribution. If the data required to establish the Participant Account and allocation instructions regarding the initial Contribution are not received by AUL at its Home Office within 5 business days after AUL first receives the initial Contribution, AUL shall return the initial Contribution to the contributing party unless consent is given to AUL to retain the initial Contribution until AUL receives the data and allocation instructions for the Participant. Alternatively, if the data required to establish the Participant Account and allocation instructions regarding the initial Contribution are not received by AUL at its Home Office when AUL first receives the initial Contribution, to the extent permitted by applicable law, AUL may allocate the initial Contribution to the Money Market Investment Account, and shall transfer such amounts credited to the Money Market Investment Account according to the applicable allocation instructions upon receipt of the data required to establish the Participant Account and allocation instructions.

(e) All Contributions subsequent to the initial Contribution shall be credited and allocated as of the close of business on the Valuation Period in which AUL receives the Contribution at its Home Office, provided that the Contribution is received by 4:00 p.m. E.S.T. If the Contribution is received after 4:00 p.m. E.S.T., such Contribution shall be deemed to be received, and shall be credited and allocated as of the close of business, on the next succeeding Valuation Period.

(f) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments of 10%, 25%, or 33-1/3%, as elected by the Participant in writing. If no allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the allocation instruction applicable to the immediately preceding Contribution. If there should be no allocation instruction applicable to a portion of a Contribution other than the initial Contribution, that amount shall be credited to the Fixed Interest Account until such time as an appropriate allocation instruction is received, at which time such amount shall be withdrawn from the Fixed Interest Account and allocated pursuant to such instructions. The Participant may change an allocation instruction with respect to future allocations to his Participant Account by giving new written allocation instructions to AUL at its Home Office.

Addition, Deletion, or Substitution of Investments:

(a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the Mutual Fund, of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the Contract.

(b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in a new Portfolio of the Mutual Fund, or in other securities, investment vehicles, or shares of another diversified open-end management investment company or series thereof. AUL reserves the right to eliminate or combine existing Investment Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.
p-12834.4

(c) If deemed by AUL to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof.

Transfers:

(a) Subject to the limitations of (d) through (g) below, the Participant may direct AUL at its Home Office to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. For any transfer from an Investment Account, Accumulation Units shall be valued as of the close of business on the Valuation Date that AUL receives the Participant's direction, provided that AUL receives such direction by 4:00 p.m. E.S.T. on that Valuation Date. If such direction is received after 4:00 p.m. E.S.T., such transfer shall be effective as of the close of business on the next succeeding Valuation Date.

(b) AUL shall make the transfer as requested by the Participant within 7 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of 6 months after AUL receives the transfer request at its Home Office.

(c) All transfers from the Fixed Interest Account to any Investment Account shall be made on a first-in/first-out accounting basis.

(d) The Participant may not direct a transfer with regard to his Participant Account's share of any Investment Option in an amount less than $500 or the Participant Account's entire share, if less than $500. If such a transfer reduces the Participant Account's remaining share of an Investment Option to less than $500, the entire remaining share shall also be transferred.

(e)  Amounts  transferred  from  the  Fixed  Interest  Account  on  behalf  of a
     Participant during any contract year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the last contract anniversary preceding the request for transfer, or the Participant Account's entire share of the Fixed Interest Account if such share would be less than $500 after the transfer.

(f) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege, and to impose a charge on a transfer.

(g) Where a Participant has outstanding loans under the Contract, a transfer from the Fixed Interest Account to the Variable Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under the Contract.

p-12834.5

                               BENEFITS AND LOANS

Annuity Options:

At the written request of the Participant, AUL shall apply all or a portion of the Account Value (subject to any appropriate premium tax charge, and minus any outstanding loan balance of the Participant and any unpaid expense charges on such loans) of the Participant Account for the purpose of providing a fixed payment annuity. Upon receipt of such request, AUL is hereby authorized by such Participant to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date that AUL receives such written request at its Home Office. Such transferred amounts Transfers:

(a) Subject to the limitations of (d) through (g) below, the Participant may direct AUL at its Home Office to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. For any transfer from an Investment Account, Accumulation Units shall be valued as of the close of business on the Valuation Date that AUL receives the Participant's direction, provided that AUL receives such direction by 4:00 p.m. E.S.T. on that Valuation Date. If such direction is received after 4:00 p.m. E.S.T., such transfer shall be effective as of the close of business on the next succeeding Valuation Date.

(b) AUL shall make the transfer as requested by the Participant within 7 days from the date a proper request is received by AUL at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer a transfer of amounts from the Fixed Interest Account for a period of 6 months after AUL receives the transfer request at its Home Office.

(c) All transfers from the Fixed Interest Account to any Investment Account shall be made on a first-in/first-out accounting basis.

(d) The Participant may not direct a transfer with regard to his Participant Account's share of any Investment Option in an amount less than $500 or the Participant Account's entire share, if less than $500. If such a transfer reduces the Participant Account's remaining share of an Investment Option to less than $500, the entire remaining share shall also be transferred.

(e)  Amounts  transferred  from  the  Fixed  Interest  Account  on  behalf  of a
     Participant during any contract year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the last contract anniversary preceding the request for transfer, or the Participant Account's entire share of the Fixed Interest Account if such share would be less than $500 after the transfer.

(f) AUL reserves the right to change the limitation on the minimum transfer, to change the limit on remaining balances, to limit the number and frequency of transfers, to suspend the transfer privilege, and to impose a charge of not more than $25 on a transfer.

(g) Where a Participant has outstanding loans under the Contract, a transfer from the Fixed Interest Account to the Variable Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under the Contract.

p-12834.5-PA
                               BENEFITS AND LOANS

Annuity Options:

At the written request of the Participant, AUL shall apply all or a portion of the Account Value (subject to any appropriate premium tax charge, and minus any outstanding loan balance of the Participant and any unpaid expense charges on such loans) of the Participant Account for the purpose of providing a fixed payment annuity. Upon receipt of such request, AUL is hereby authorized by such Participant to value and transfer the Participant Account's share of the Variable Account to the Fixed Interest Account as of the date that AUL receives such written request at its Home Office. Such transferred amounts shall be held in the Fixed Interest Account until the Participant's Annuity Commencement Date. The Participant request shall include certification as to the purpose for the annuity and the election of one of the following annuity options:

(a) Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant.

(b) Certain and Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. If the annuitant dies before receiving payments for the certain period (5, 10, 15, or 20 years, as specified in the election), any remaining payments for the balance of the certain period shall be paid to the annuitant's beneficiary.

(c) Survivorship Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. After the death of the annuitant, a portion (all, 2/3, or 1/2, as specified in the election) of the annuitant's monthly annuity shall be paid to the contingent annuitant named in the election for as long as the contingent annuitant lives. An election of this option is automatically cancelled if either the Participant or the contingent annuitant dies before the Annuity Commencement Date.

(d) Unit Refund Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant. If, at the death of the annuitant, the sum of the monthly payments previously received is less than the amount applied to provide the annuity, monthly payments of the same amount shall continue to the annuitant's beneficiary until the total of the monthly payments received equals such amount.

(e) Fixed Period. The monthly annuity shall be payable to the annuitant for a fixed period of time (not less than 5 years nor more than 30 years, as specified in the election). If, at the death of the annuitant, payments have been made for less than the selected fixed period, monthly annuity payments to the annuitant's beneficiary shall be continued during the remainder of such period.

(f) Any other options made available by AUL at the time a Participant exercises his option to elect an annuity.


p-12834.6

If no annuity option election for a Participant has been received by AUL at its Home Office at least 30 days prior to the Annuity Commencement Date, the Account Value (subject to any appropriate premium tax charge, and minus any outstanding loan balance of the Participant and any unpaid expense charges on such loans) of his Participant Account shall be applied under (b) above as a 10 Year Certain and Life Annuity. AUL must receive written notification of such Annuity Commencement Date, written designation of the contingent annuitant or beneficiary, and any election forms needed in connection with any annuity option provided.

In no event shall any option elected provide annuity benefits to the Participant or to the Participant and the contingent annuitant which would extend for a certain period beyond the life expectancy of such Participant or the joint life expectancy of such Participant and such contingent annuitant as determined on the Annuity Commencement Date.

If the total Account Value is less than $2,000, such value (minus any outstanding loan balances of the Participant and any unpaid expense charge on such loans) shall be paid in a lump sum to the annuitant rather than annuitized under the annuity options provided in (a) through (f) above. Additionally, if the monthly annuity is less than AUL's then current established minimum, AUL reserves the right to make payments on a less frequent basis.

shall be held in the Fixed Interest Account until the Participant's Annuity Commencement Date. The Participant request shall include certification as to the purpose for the annuity and the election of one of the following annuity options:

(a) Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant.

(b) Certain and Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. If the annuitant dies before receiving payments for the certain period (5, 10, 15, or 20 years, as specified in the election), any remaining payments for the balance of the certain period shall be paid to the annuitant's beneficiary.

(c) Survivorship Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives. After the death of the annuitant, a portion (all, 2/3, or 1/2, as specified in the election) of the annuitant's monthly annuity shall be paid to the contingent annuitant named in the election for as long as the contingent annuitant lives. An election of this option is automatically cancelled if either the Participant or the contingent annuitant dies before the Annuity Commencement Date.

(d) Unit Refund Life Annuity. The monthly annuity shall be payable to the annuitant for as long as the annuitant lives, and shall end with the last monthly payment before the death of the annuitant. If, at the death of the annuitant, the sum of the monthly payments previously received is less than the amount applied to provide the annuity, monthly payments of the same amount shall continue to the annuitant's beneficiary until the total of the monthly payments received equals such amount.

(e) Fixed Period. The monthly annuity shall be payable to the annuitant for a fixed period of time (not less than 5 years nor more than 30 years, as specified in the election). If, at the death of the annuitant, payments have been made for less than the selected fixed period, monthly annuity payments to the annuitant's beneficiary shall be continued during the remainder of such fixed period.

(f) Any other options made available by AUL at the time a Participant exercises his option to elect an annuity.

p-12834.(a)6-FL

If no annuity option election for a Participant has been received by AUL at its Home Office at least 30 days prior to the Annuity Commencement Date, the Account Value (subject to any appropriate premium tax charge, and minus any outstanding loan balance of the Participant and any unpaid expense charges on such loans) of his Participant Account shall be applied under (b) above as a 10 Year Certain and Life Annuity. AUL must receive written notification of such Annuity Commencement Date, written designation of the contingent annuitant or beneficiary, and any election forms needed in connection with any annuity option provided.

In no event shall any option elected provide annuity benefits to the Participant or to the Participant and the contingent annuitant which would extend for a certain period beyond the life expectancy of such Participant or the joint life expectancy of such Participant and such contingent annuitant as determined on the Annuity Commencement Date.

If the total Account Value is less than $2,000, such value (minus any outstanding loan balances of the Participant and any unpaid expense charge on such loans) shall be paid in a lump sum to the annuitant rather than annuitized under the annuity options provided in (a) through (f) above. Additionally, if the proposed monthly annuity payment should fall below AUL's periodically adjusted minimum monthly annuity payment, AUL reserves the right to make payments on a less frequent basis (i.e., quarterly, semiannually, or annually), so that the actual monthly annuity payment is equal to or greater than the established minimum level.




P-12834.(b)6-FL

Death Benefits:

(a) Upon receipt of written instructions from the Participant's beneficiary (or, if applicable, the secondary beneficiary of the Participant) and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period at its Home Office, AUL shall apply the Account Value (minus the Participant's outstanding loan balance, if any, under the Contract and any unpaid expense charges due on such loans) of the Participant Account for the purpose of providing a death benefit. The death benefit shall be paid to the beneficiary last properly designated in writing to AUL at its Home Office by the Participant, or, if there is no designated beneficiary living on the date of the Participant's death, to the Participant's estate. If any beneficiary dies while receiving payments and no beneficiary is designated to receive any remaining payments, such remaining payments shall be made to the deceased beneficiary's estate.


(b) The Account Value to be applied pursuant to (a) above shall be determined as of the close of business on the later of (1) the Valuation Date that AUL receives such written instructions at its Home Office, or (2) the Valuation Date that AUL receives such due proof of death at its Home Office, provided that such written instructions or due proof of death received on the later of (1) or (2) above are (is) received by 4:00 p.m. E.S.T. If the written instructions or due proof of death received on the later of (1) or (2) above are (is) received after 4:00 p.m. E.S.T., such valuation shall be made as of the close of business on the next succeeding Valuation Date.

(c) (1) The benefit shall be payable in accordance with one of the following provisions as elected by the Participant or the beneficiary if the Participant did not make an election:

          (i) The entire Account Value to be applied shall be paid to the beneficiary in a single sum or by another elected method on or before December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death; or

          (ii) The benefit shall be paid as an annuity in accordance with the Annuity Options shown above over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

     (2) If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

     (3) If payment is to be made in a cash lump sum, payment shall be made within 7 days of the date of valuation, as determined in (b) above, except as AUL may be permitted to defer such payment of amounts derived from the Variable Account in accordance with the provisions of federal securities laws. Also, AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of 6 months after AUL receives written instructions at its Home Office.

p-12834.7

Withdrawal Benefits:

(a) Except as stated below, a Participant, upon submitting a proper written request to AUL at its Home Office, may direct AUL to withdraw all or a portion of the Account Value (subject to the Withdrawal Charge) of his Participant Account, provided that:

     (l)  any   distribution  to  a  Participant   shall  not  occur  until  the
          Participant has:

          (i)  attained age 59 1/2; or

          (ii) terminated employment; or

          (iii) become totally disabled (as defined by the Internal Revenue Service); or

          (iv) experienced a hardship (as defined by the Internal Revenue Service); or

     (2) the amount being withdrawn is attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)); or

     (3) the amount being withdrawn is attributable to amounts held as of December 31, l988 under another Code Section 403(b) annuity contract.

     (4) In the case of a hardship withdrawal referred to in (1)(iv) above, any gain credited to Contributions made pursuant to a salary reduction agreement may not be withdrawn.

     (5) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request shall include certification as to the purpose of the withdrawal. The Participant assumes full responsibility for determining whether the withdrawal is permitted under applicable law. AUL may rely solely upon the representations of the Participant made in the withdrawal request.

(b) Withdrawals from a Participant Account's share of an Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the In vestment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn (except for amounts prohibited from being distributed because provision (a)(1) above is not met).

(c) A withdrawal request shall be effective as of the close of business on the Valuation Date that AUL receives a proper written withdrawal request at its Home Office, provided that AUL receives such request by 4:00 p.m. E.S.T. on that Valuation Date. If such request is received after 4:00 p.m. E.S.T., such request shall be effective as of the close of business on the next succeeding Valuation Date.

(d) The Account Value to be applied shall be determined as of the applicable Valuation Date determined in (c) above. If the entire Account Value of a Participant Account is withdrawn, the Participant shall be paid the Withdrawal Value. If the Participant requests that a specified percentage or dollar amount be paid to the Participant, AUL shall withdraw from the Participant Account an amount equal to the dollar amount to be paid divided by the difference between 1 and

p-12834.8
     the decimal equivalent of the applicable Withdrawal Charge. Notwithstanding the previous sentence, in any contract year the Participant may withdraw up to 10% of the Account Value of his Participant Account determined as of the last contract anniversary preceding the request for the withdrawal without application of any Withdrawal Charge, provided that 12 months have elapsed from the date that the Participant's first Contribution is credited to his Participant Account by AUL to the date of such withdrawal. Also, where a Participant has outstanding loans under the Contract, a partial withdrawal by a Participant from the Fixed Interest Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under the Contract.

(e) AUL shall pay such amount in a cash lump sum to the Participant. Such cash lump sum will be paid within 7 days from the date that AUL receives the withdrawal request at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

(f) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account (other than amounts which are prohibited from being distributed because provision (a)(1) above is not met) which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.


Loans from the Fixed Interest Account:

(a) A Participant who has all or a portion of his Account Value held in the Fixed Interest Account may borrow money from AUL, using such Account Value held in the Fixed Interest Account as the only security for the loan, by submitting a proper written request to AUL at its Home Office. The minimum amount of any single loan is $2,000. The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of the Withdrawal Value of the Participant Account held in the Fixed Interest Account, or (2) $50,000. The Withdrawal Value of the Participant Account held in the Fixed Interest Account, which must be at least twice the amount of the outstanding loan balance, shall serve as security for the loan, and shall continue to earn interest. Payment by AUL of the loan amount may be delayed for up to 6 months.

(b) Interest will be charged for the loan, and will accrue on the loan balance from the effective date of such loan. The interest rate shall be declared by AUL at the beginning of each calendar quarter. The loan balance shall also be subject to a loan expense charge equal to 2% of each loan repayment.

(c) Loans to Participants must be repaid to AUL within a term of 5 years, unless the Participant certifies to AUL that the loan is to be used to acquire a principal residence for the Participant, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, AUL shall deduct the 2% expense charge from the repayment, and shall apply the balance of such repayment first to any accrued interest and then to the outstanding loan principal.

p-12834.9
     elapsed from the date that the Participant's first Contribution is credited to his Participant Account by AUL to the date of such withdrawal. Also, where a Participant has outstanding loans under the Contract, a partial withdrawal by a Participant from the Fixed Interest Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under the Contract.

(e) AUL shall pay such amount in a cash lump sum to the Participant. Such cash lump sum will be paid within 7 days from the date that AUL receives the withdrawal request at its Home Office, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

(f) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account (other than amounts which are prohibited from being distributed because provision (a)(1) above is not met) which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

Loans from the Fixed Interest Account:

(a) A Participant who has all or a portion of his Account Value held in the Fixed Interest Account may borrow money from AUL, using such Account Value held in the Fixed Interest Account as the only security for the loan, by submitting a proper written request to AUL at its Home Office. The minimum amount of any single loan is $2,000. The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of the Withdrawal Value of the Participant Account held in the Fixed Interest Account, or (2) $50,000. The Withdrawal Value of the Participant Account held in the Fixed Interest Account, which must be at least twice the amount of the outstanding loan balance, shall serve as security for the loan, and shall continue to earn interest. Payment by AUL of the loan amount may be delayed for up to 6 months.

(b) Interest will be charged for the loan, and will accrue on the loan balance from the effective date of such loan. The interest rate shall be declared by AUL at the beginning of each calendar year. The interest rate charged during a particular calendar year shall be equal to the Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investors Service for October of the previous calendar year. If publication of such Moody's rate should ever cease, a substantially equivalent substitute rate shall be used. However, no change from a previously established rate may be made in an amount less than .50% in any periodic adjustment. If the Moody's rate for any October decreases by at least .50% from the Moody's rate for the immediately preceding October, AUL shall declare such reduced interest rate to be in effect during the next succeeding calendar year. The loan balance shall also be subject to a loan expense charge equal to 2% of each loan repayment.

p-12834.9-SC

(c) Loans to Participants must be repaid to AUL within a term of 5 years, unless the Participant certifies to AUL that the loan is to be used to acquire a principal residence for the Participant, in which case the term may be longer. Loan repayments must be made at least quarterly. Upon receipt of a repayment, AUL shall deduct the 2% expense charge from the repayment, and shall apply the balance of such repayment first to any accrued interest and then to the outstanding loan principal.

(d) If a loan either remains unpaid at the end of its term, or if, at any time, l02% of the total of all the Participant's loan balances equals the Participant's Withdrawal Value allocated to the Fixed Interest Account, then AUL shall deduct these balances plus an expense charge equal to 2% of the outstanding loan balances from the Participant Account's share of the Fixed Interest Account. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account shall be permitted only to the extent that the Participant's remaining Withdrawal Value in the Fixed Interest Account equals twice the total of any outstanding loans of the Participant under the Contract. All loan balances plus the 2% expense charge shall be paid or satisfied in full before any amount from the Participant Account's share of the Fixed Interest Account is paid as a full withdrawal, as a death benefit, upon annuitization, or as another permitted distribution.

(e) AUL may modify the loan restrictions or limitations stated above, or may add new restrictions and limitations, to the extent necessary to comply with Code Section 72(p) or other applicable law, as determined solely by AUL.

                                   VALUATIONS

All assets of each Portfolio shall be valued as provided in the prospectus for the Mutual Fund as such prospectus may be amended or supplemented from time to time.

Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the end of the Valuation Period on which such amounts are received by AUL at its Home Office. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that In vestment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

The value of an Accumulation Unit in each Investment Account was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined below, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

p-12834.10

(a)  is equal to:

     (1) the net asset value of a Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the current Valuation Period, plus or minus


     (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

(b) is the net asset value of a Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

(c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks.

The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.

                                  OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account.

The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

p-12834.11

                    RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS

AUL reserves the right to amend the Contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the Contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings.

                                  MISCELLANEOUS

Ownership: The Contractholder is the owner of the Contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity, except that no such change or


     (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

(b) is the net asset value of a Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

(c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks.

The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.

                                  OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account.

The Mutual Fund shall pay an investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge (not to exceed $25) for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

p-12834.11-NJ

                    RIGHT OF AUL TO CHANGE CERTAIN PROVISIONS

AUL reserves the right to amend the Contract at any time, without the consent of the Contractholder, Participants, or any other person or entity, to make any change to any provisions of the Contract to comply with, or give the Contractholder or Participants the benefit of, any provisions of federal or state laws, regulations, or rulings.

                                  MISCELLANEOUS

Ownership: The Contractholder is the owner of the Contract and may agree with AUL to any change or amendment of it without the consent of any other person or entity, except that no such change or amendment shall adversely affect the benefits to be provided by Contributions made prior to the effective date of such change or amendment unless the consent of all Participants is obtained.

AUL shall have no obligation to make any payment or distribution except as specified in the Contract.

Tax Status:  AUL does not make any guarantee  regarding the federal,  state,  or
local  tax  status  of  the  Contract,   any  Participant   Account  established
thereunder, or any transaction involving the Contract.

Essential Data: The Participant shall furnish to AUL whatever information is necessary to establish the eligibility and amount of annuity or other benefit in each instance.

Reliance: AUL shall be fully protected in relying on any information furnished by the Contractholder, by any person or persons certified to AUL by the Contractholder as acting on its behalf, or by a Participant. AUL need not inquire as to the accuracy or completeness thereof.

Misstatement of Essential Data: If it has been found that any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement as to the age of an annuitant, there shall be an equitable adjustment so as to provide the annuity to which that person is entitled.

Annuity Certificates: AUL shall issue to each person for whom an annuity is purchased from AUL a certificate setting forth the amount and terms of payment of the annuity.

Election, Notice, or Direction Requirements: Wherever in the Contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing and must be submitted to, and received by, AUL at its Home Office before becoming effective, unless the Participant is otherwise directed by AUL.

Quarterly Statement of Account Value: As soon as reasonably possible after the end of each contract year quarter, AUL shall prepare a statement of the Account Value of each Participant Account existing under the Contract.

Sex and Number: Whenever the context of this Certificate so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment due him, and no guardian has been appointed, AUL may make such

p-12834.12
payment to the person or persons who have assumed the care and principal support of such Participant, contingent annuitant, or beneficiary. Also, AUL may make payment directly to any person or entity when directed to do so in writing by the Participant. Any payment made by AUL will fully discharge AUL to the extent of such payment.

Insulation from Liability: The assets of the Variable Account are not chargeable with liabilities arising out of any other business AUL may conduct.

Voting:

(a) AUL is the legal owner of the shares of the Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of the Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of the Mutual Fund in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if the Mutual Fund offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

(b) The persons having the voting interest under the Contract are the Participants.

(c) Voting rights attributable to the Contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or the Mutual Fund as may be required by applicable federal law.

Nonforfeitability and Nontransferability: The entire Withdrawal Value of a Participant Account under the Contract shall be nonforfeitable at all times. No sum payable under the Contract with respect to a Participant may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than AUL. In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

Acceptance of Contributions: AUL shall have the right to refuse to accept Contributions as of the last day of the second month following the date that written notice to this effect is delivered to any contributing Participant or to any Participant for whom Contributions are being made.



P-12834.13

                          TABLE OF IMMEDIATE ANNUITIES

                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE


EXACT                   LIFE                                     10 YEAR CERTAIN
 AGE                   ANNUITY                                  AND LIFE ANNUITY

45                            4.0025                                     3.9934
46                            4.0438                                     4.0335
47                            4.0872                                     4.0756
48                            4.1330                                     4.1199
49                            4.1813                                     4.1665

50                            4.2322                                     4.2156
51                            4.2859                                     4.2672
52                            4.3426                                     4.3216
53                            4.4026                                     4.3789
54                            4.4661                                     4.4394

55                            4.5333                                     4.5032
56                            4.6045                                     4.5705
57                            4.6801                                     4.6416
58                            4.7604                                     4.7167
59                            4.8458                                     4.7961

60                            4.9368                                     4.8801
61                            5.0338                                     4.9689
62                            5.1373                                     5.0629
63                            5.2477                                     5.1624
64                            5.3655                                     5.2677

65                            5.4913                                     5.3789
66                            5.6260                                     5.4965
67                            5.7703                                     5.6207
68                            5.9255                                     5.7518
69                            6.0929                                     5.8901

70                            6.2737                                     6.0357
71                            6.4695                                     6.1887
72                            6.6816                                     6.3489
73                            6.9116                                     6.5160
74                            7.1603                                     6.6894

75                            7.4293                                     6.8682

                                                                       83IAMF4-4
                                                                       10YRPROJ





P-12834.12-MI/OR

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                                TDA MULTIPLE-FUND
                 GROUP VARIABLE ANNUITY CONTRACT (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)


The Effective Date of this Addendum is the effective date of the corresponding Amendment to the Contract.

Pursuant to this Addendum, the corresponding paragraph on the face page of the Participant's Certificate under the Contract is deleted and the following paragraph is substituted in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THE CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

Pursuant to this Addendum, the corresponding provisions of the Participant's Certificate under the Contract are hereby deleted, and the following provisions are substituted in lieu thereof:

                                   DEFINITIONS

"Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of the Contract for the First Contract Anniversary.

"Contract Year" means, for the first such year, the period beginning with the Contract Date identified in the Contract and ending on the day immediately preceding the First Contract Anniversary, and for each succeeding Contract Year, the period beginning with a Contract Anniversary and ending on the day immediately preceding the next succeeding Contract Anniversary.

"Contributions" means amounts paid to AUL from time to time by, or on behalf of, Participants, including amounts transferred to the Contract from another AUL group annuity contract, which are credited to Participant Accounts maintained hereunder.

"Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the Contract. Schedule A of the Contract may be amended by AUL from time to time as described in "Addition, Deletion, or Substitution of Investments." Amounts allocated to any Investment Account identified in Schedule A of the Contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

-P-12834.X.ADD.1-

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

"Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

"Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn pursuant to "Withdrawal Benefits," where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

             During                               Withdrawal Charge
     Participant Account Years                        Percentage

               1-5                                       8%
               6-10                                      4%
           Thereafter                                    0%

However, for any Participant who also participates in the companion AUL Series III group annuity contract, the initial Withdrawal Charge percentage under the Contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series I group annuity contract from which funds have been transferred to such Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The
Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Series I contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in the Contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

                    CONTRIBUTIONS, INVESTMENTS, AND TRANSFERS

Contributions:

(a) Contributions may vary in amount and frequency; however, when made, they must be at least equal to a minimum annual Contribution of $200 per Participant in any full Contract Year.

(c) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected by the Participant in a form acceptable to AUL. If no Investment

-P-12834.X.ADD.2-

     Option election is made with respect to a particular Contribution to any Participant Account, AUL shall process such credits in accordance with the Investment Option election applicable to the immediately preceding Contribution. The Participant may change an Investment Option election with respect to future allocations to the applicable Participant Account by giving new Investment Option elections to AUL at its Home Office in a form acceptable to AUL.

(d) The initial Contribution for a Participant shall be allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option elections regarding the initial Contribution.

(e) If the data required to establish a Participant Account and instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the contributing party unless the contributing party consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

(f) If the data required to establish a Participant Account, including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL first receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives the data required to establish the Participant Account, instructions regarding the amount of the Contribution for the Participant, and an Investment Option election, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

(g) Contributions for a Participant subsequent to the initial Contribution shall be allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that
     Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option elections.

Addition, Deletion, or Substitution of Investments:

(a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment or if further investment in any or all eligible Mutual Funds or Mutual Fund Portfolios becomes inappropriate in view of the purposes of the Variable Account or the Contract. Where required under applicable law, AUL will not substitute any shares in the Variable Account or any

-P-12834.X.ADD.3-

     Investment Account without notice, Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of participants or as permitted by federal law.

(b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

(c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

Transfers:

(a) Subject to the limitations of (d) through (g) below, the Participant may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives the Participant's transfer direction at its Home Office.

(d) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

(e)  Amounts  transferred  from  the  Fixed  Interest  Account  on  behalf  of a
     Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

                               BENEFITS AND LOANS

Annuity Options:

The last paragraph of this section is deleted and the following last paragraph is substituted in lieu thereof:

If the total Account Value is less than $2,000, such value (minus any outstanding loan balances of the Participant and any unpaid expense charges on such loans) shall be paid in a lump sum to the annuitant rather than annuitized under the annuity options provided in (a) through (f) above. Additionally, if the proposed monthly annuity payment should fall below AUL's periodically adjusted minimum monthly annuity payment, AUL reserves the right to make payments on a less frequent basis (i.e., quarterly, semiannually, or annually), so that the actual annuity payment is equal to or greater than the established minimum level, or to pay the Account Value (minus any outstanding loan balances of the Participant and any unpaid expense charges on such loans) in a single sum.

Death Benefits:

(a) Upon receipt of written instructions from the Participant's beneficiary (or, if applicable, the secondary beneficiary of the Participant) and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period at its Home Office, AUL shall apply the Account Value (minus the Participant's outstanding loan balance, if any, under the Contract and any unpaid expense charges due on such loans) of the Participant Account for the purpose of providing a death benefit. The death benefit shall be paid to the beneficiary last properly designated in writing to AUL at its Home Office by the Participant, or, if there is no designated beneficiary living on the date of the Participant's death, to the Participant's estate. The Participant's beneficiary may also designate a beneficiary. If any beneficiary dies while receiving payments and no beneficiary is designated to receive any remaining payments, such remaining payments shall be made to the deceased beneficiary's estate.

(b) The Account Value to be applied pursuant to (a) above shall be determined as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

(c) (1) The benefit shall be payable in accordance with one of the following provisions as elected by the Participant or the beneficiary if the Participant did not make an election:

          (i) The entire Account Value to be applied shall be paid to the beneficiary in a single sum or other method not provided in (ii) below on or before December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death; or

          (ii) The benefit shall be paid as an annuity in accordance with the Annuity Options shown in (a) through (f) above over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.


-p-12834.X.ADD.6-

     (2) If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

     (3) If payment is to be made in a cash lump sum, payment shall be made within 7 days of the date of valuation, as determined in (b) above, except as AUL may be permitted to defer such payment of amounts derived from the Variable Account in accordance with the provisions of federal securities laws. Also, AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives proper instructions at its Home Office.

Withdrawal Benefits:

A Participant may direct AUL at its Home Office, in a form acceptable to AUL, to withdraw all or a portion of the Withdrawal Value of his Participant Account, subject to the following provisions:

(a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn.

(b) Amounts attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn.

(c) Amounts attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn, provided that any distribution of such amounts shall not occur until the Participant has either attained age 59 1/2, separated from service, become totally disabled (as defined by the Internal Revenue Service), or experienced a hardship (as defined by the Internal Revenue Service). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

(d) Withdrawal of any amount from the Contract which is transferred directly by AUL pursuant to Participant instructions to another tax-deferred annuity funding vehicle under applicable Internal Revenue Service rules and regulations shall be subject to application of the Withdrawal Charge.

(e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

(f) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request shall include certification as to the purpose of the withdrawal. The Participant assumes full responsibility for determining whether the withdrawal is permitted under applicable law. AUL may rely solely upon the representations of the Participant made in the withdrawal request.

(g) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less

-p-12834.X.ADD.7
     than $500, such remaining share shall also be withdrawn (except for amounts prohibited from being distributed because paragraph (c) above is not met).

(h) A withdrawal request shall be effective, and the Account Value to be applied shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request, in a form acceptable to AUL, at its Home Office. If it is necessary to withdraw the entire Account Value of a Participant Account to make a lump-sum cash payment, the amount paid shall equal the Withdrawal Value. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge. Notwithstanding the previous sentence, in the first Contract Year in which a Participant Account is established, the Participant may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Participant may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the Participant may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge. Also, where a Participant has outstanding loans under the Contract, a partial withdrawal by a Participant from the Fixed Interest Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant Account held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under the Contract.

(i) AUL shall pay any cash lump sum to the Participant within 7 days from the appropriate Valuation Date as determined in Subsection (h) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

(j) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account (other than amounts which are prohibited from being distributed because Subsection (c) above is not met) which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

                                   VALUATIONS

All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of
(1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to paragraph (d) of "Contributions" on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under the Contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined below, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

(a)  is equal to:

     (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

     (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

(b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

(c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by the first paragraph of "Other Charges."

The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.

-P-12834.X.ADD.5-

                                  OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor, as defined under "Valuations."

A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

AUL shall deduct an administrative charge per Contract Year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.


                                  MISCELLANEOUS

Election, Notice, or Direction Requirements: Wherever in the Contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective, unless the Contractholder or Participant is otherwise directed by AUL.

Voting:

(a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

(non G&W)  -P-12834.X.ADD.11

                                  OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor, as defined under "Valuations."

A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

AUL shall deduct an administrative charge per Contract Year quarter equal to the lesser of $3.00 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.


                                  MISCELLANEOUS

Election, Notice, or Direction Requirements: Wherever in the Contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective, unless the Contractholder or Participant is otherwise directed by AUL.

Voting:

(a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

(G&W) -P-12834.X.ADD.9-

(b) The persons having the voting interest under the Contract are the Participants.

(c) Voting rights attributable to the Contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.


                                     AMERICAN UNITED LIFE INSURANCE COMPANY

                                     By: /s/ William R. Brown
                                            Secretary




-P-12834.X.ADD.10-

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                               AUL AMERICAN SERIES
          MULTIPLE-FUND GROUP VARIABLE ANNUITY CONTRACT (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)

The Effective Date of this Addendum is the effective date of the corresponding Amendment to the Contract.

Pursuant to this Addendum, the Participant's Certificate under the Contract is hereby amended as follows:

By deleting the first paragraph of "Other Charges" and by substituting the following first paragraph in lieu thereof:

                                  OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. Additionally, AUL shall multiply the portions (as delineated in the table below) of the total month-end Account Value in the Variable Account of all Participants in the contract by the monthly equivalent of the corresponding Annual Variable Investment Plus Factors appearing in the table below. These products shall be added together, and the sum shall be divided by the total month-end Account Value in the Variable Account of all Participants in the contract. This percentage shall be multiplied by the month-end Account Value of each Participant in each Investment Account. The resulting amount for each Investment Account shall be added to the Participant's Account Value for that Investment Account.



Contract's Month-End Account Value in     Annual Variable Investment Plus Factor
          Variable Account

          First $500,000                                  0.00%
          Next $500,000                                   0.25%
          Next $2 million                                 0.35%
          Next $2 million                                 0.40%
          Next $1 million                                 0.50%
          Over $6 million                                 0.75%



                                            AUL


                                            By /s/ William R. Brown
                                               Secretary


AUL AMERICAN.ADD.VIP

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                        ABC COMPANY (THE CONTRACTHOLDER)

                           EFFECTIVE DATE: MAY 1, 1993

Pursuant to this Addendum, the corresponding provisions of the Participant's Certificate under the Contract are hereby deleted and the following provisions are substituted in lieu thereof:

"Fixed Interest Account" means that fund of AUL's general asset account in which all or a portion of a Participant's Account Value may be held for accumulation at the Current Rates of Interest.

(a) Contributions allocated, or amounts transferred (excluding transfers discussed in (c) below), to the Fixed Interest Account shall be credited to the open interest pocket and shall earn interest at the Current Rate of Interest in effect for that interest pocket. Such Contributions or transferred amounts, during the time that the Current Rate of Interest exceeds the Guaranteed Rate of Interest, shall earn interest at such credited Current Rate of Interest for at least 1 year. After such 1-year period, AUL reserves the right to declare, at any time, a new Current Rate of Interest to be applied to funds held within that interest pocket. Any such new Current Rate of Interest must remain in effect for that interest pocket for at least 1 year.

(b) If AUL changes the Current Rate of Interest for such new Contributions or new amounts transferred to the Fixed Interest Account, the previous open interest pocket shall close, and any such Contributions or amounts transferred on or after the effective date of such change shall be credited to a new open interest pocket and shall earn interest at the new Current Rate of Interest in effect for such new open interest pocket. Therefore, at any given time, various funds credited to a Participant Account and allocated to the Fixed Interest Account may be earning interest at different Current Rates of Interest for different periods of time.

(c) Any contribution to another AUL P-12833 contract which is allocated to the Fixed Interest Account and which is transferred to this Contract (plus gains and minus losses

P-12834.OT.ADD
     thereon) and allocated to the Fixed Interest Account, beginning with the date of such transfer, shall be credited with the Current Rate of Interest under this Contract which was in effect on the date the transferred contribution was originally deposited into the Fixed Interest Account under the previous AUL contract.

"Investment Account" means each subaccount of the Variable Account made available to the Contractholder by AUL and identified in Schedule A of the Contract. Schedule A of the Contract may be amended by AUL from time to time as described in "Addition, Deletion, or Substitution of Investments." Amounts allocated to any Investment Account identified in Schedule A of the Contract shall be invested in the shares of the corresponding Mutual Fund Portfolio listed in the current prospectus for the Variable Account.


"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL.

"Portfolio" means a series of a Mutual Fund as described in the prospectus for the Mutual Fund, as such prospectus may be amended or supplemented from time to time.

"Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value of a Participant Account withdrawn under the Contract, where the percentage varies by the number of full years measured from the date that Participant Account is established, or from the date a Participant Account is established under a previous AUL P-12833 contract from which amounts have been transferred to this Participant Account, to the date the Withdrawal Charge is determined. Such percentage is as follows:

          During
       Account Years                      Percentage

            1                                  6
            2                                  5
            3                                  4
            4                                  3
            5                                  2
            6                                  1
      Thereafter                               0

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed

P-12834.OT.ADD.1
against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

Contributions:

(a) Contributions may vary in amount and frequency; however, a minimum Contribution of at least $100,000 must be made for a Participant in order to establish a Participant Account. Any additional Contributions made within the 12-month period beginning on the date the initial Contribution is credited to that Participant Account (hereinafter called a Certificate
     Year) shall also be credited to that Participant Account. Any initial Contribution made within a different Certificate Year shall also be subject to the $100,000 minimum, and any Contributions made within that Certificate Year shall be allocated to a separate Participant Account and shall be evidenced by a separate Certificate issued to the Participant. AUL may change the minimum Contribution acceptable under the Contract, but any such change shall apply only to individuals who become Participants on or after the date of the change.

Addition, Deletion, or Substitution of Investments:

(a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Portfolios are no longer available for investment, or if, in AUL's judgment, further investment in any or all eligible Portfolios becomes inappropriate in view of the purposes of the Variable Account or the Contract. Where required under applicable law, AUL will not substitute any shares in the Variable Account or any Investment Account without notice, Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of participants or as permitted by federal law.

(b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if, in its sole discretion, marketing, tax, or investment

P-12834.OT.ADD.2
     conditions so warrant. AUL also reserves the right to provide other Investment Options under this Contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

(c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

Transfers:

(g) Where a Participant has outstanding loans under the Contract, a transfer from the Fixed Interest Account to the Variable Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant Account held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under that Participant Account.


Withdrawal Benefits:

(a) (6) Effective January 1, 1993, if, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

(d) The Account Value to be applied shall be determined as of the applicable Valuation Date determined in (c) above. If the entire Account Value of a Participant Account is withdrawn, the Participant shall be paid the Withdrawal Value. If the Participant requests that a specified percentage or dollar amount be paid to the Participant, AUL shall withdraw from the Participant Account an amount equal to the dollar amount to be paid divided by the difference between 1 and the decimal equivalent of the applicable Withdrawal Charge.

     Notwithstanding the previous sentence, in the first Contract year in which a Participant Account is established, and in the next succeeding Contract year, the Participant may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account, determined as of the last Contract anniversary preceding the request for the withdrawal, plus Contributions made during the applicable Contract year, without application of any Withdrawal Charge In any subsequent Contract year, the Participant may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account, determined as of the last Contract anniversary preceding the request for the withdrawal, without application of any Withdrawal Charge. Where amounts have been transferred to the Contract from another AUL P-12833 contract, Contract years of participation for purposes of this 10% free-out provision shall be determined by using the date of the Participant's first contribution to the Participant Account in the previous contract which was transferred. Also, where a Participant has outstanding loans under the Contract, a partial withdrawal by a Participant from the Fixed Interest Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant Account held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under that Participant Account.


Loans from the Fixed Interest Account:

(a) A Participant who has all or a portion of the Account Value of a Participant Account held in the Fixed Interest Account may borrow money from AUL, using such Account Value held in the Fixed Interest Account as the only security for the loan, by submitting a proper written request to AUL at its Home Office. The minimum amount of any single loan is $2,000. The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of the Withdrawal Value of the Participant Account held in the Fixed Interest Account, or (2) $50,000. The Withdrawal Value of the Participant Account held in the Fixed Interest Account, which must be at least twice the amount of the outstanding loan balance, shall serve as security for the loan, and shall continue to earn interest. Payment by AUL of the loan amount may be delayed for up to 6 months.

(d) If a loan either remains unpaid at the end of its term, or if, at any time, l02% of the total of all the Participant's loan balances under a Participant Account equals the Withdrawal Value of that Participant Account allocated to the Fixed Interest Account, then AUL shall deduct these balances plus an expense charge equal to 2% of the outstanding loan balances from the Participant Account's share of the Fixed Interest
     Account. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account shall be permitted only to the extent that the Participant Account's remaining Withdrawal Value in the Fixed Interest Account equals twice the total of any outstanding loans of the Participant under that Participant Account. All loan balances plus the 2% expense charge shall be paid or satisfied in full before any amount from the Participant Account's share of the Fixed Interest Account is paid as a full withdrawal, as a death benefit, upon annuitization, or as another permitted distribution.


                                   VALUATIONS

All assets of each Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund as such prospectus may be amended or supplemented from time to time. Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the end of the Valuation Period on which such amounts are received by AUL at its Home Office. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that In vestment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.


The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under the Contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined below, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.


The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

(a)  is equal to:

     (1) the net asset value of a Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus


     (2) the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the current Valuation Period, plus or minus

     (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

(b) is the net asset value of a Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

(c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized under "Other Charges" below.

The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.

                                 OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as defined above.

A Mutual Fund shall pay any investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus for that Mutual Fund as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $0.00 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.
Voting:

(a) AUL is the legal owner of the shares of a Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations there under should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

(b) The persons having the voting interest under this contract are the Participants.

(c) Voting rights attributable to the Contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund as may be required by applicable federal law.

                                   AMERICAN UNITED LIFE INSURANCE COMPANY




                                            Secretary

P-12834.OT.ADD.4

                                    ADDENDUM
                                     TO THE
                                   CERTIFICATE
                        ISSUED TO THE PARTICIPANT IN THE
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                        ABC COMPANY (THE CONTRACTHOLDER)

   The Effective Date of this Amendment is the date that it is signed by AUL.

Pursuant to this Addendum, the corresponding provisions of the Participant's Certificate under the Contract are hereby deleted and the following provisions are substituted in lieu thereof:

"Investment Account" means each subaccount of the Variable Account made available to the Contractholder by AUL and identified in Schedule A of the Contract. Schedule A of the Contract may be amended by AUL from time to time as described in "Addition, Deletion, or Substitution of Investments." Amounts allocated to any Investment Account identified in Schedule A of the Contract shall be invested in the shares of the corresponding Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

"Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL.

"Portfolio" means a series of a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

Addition, Deletion, or Substitution of Investments:

(a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Portfolios are no longer available for investment, or if, in AUL's judgment, further investment in any or all eligible Portfolios becomes inappropriate in view of the purposes of the Variable Account or the Contract. Where required under applicable law, AUL will not substitute any shares in the Variable Account or any Investment Account without notice, Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or

p-12834.add.1
     classes of contracts on the basis of requests made by a majority of participants or as permitted by federal law.

(b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

(c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

Withdrawal Benefits:

(a) (6) Effective January 1, 1993, if, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

(d) The Account Value to be applied shall be determined as of the applicable Valuation Date determined in (c) above. If the entire Account Value of a Participant Account is withdrawn, the Participant shall be paid the Withdrawal Value. If the Participant requests that a specified percentage or dollar amount be paid to the Participant, AUL shall withdraw from the Participant Account an amount equal to the dollar amount to be paid divided by the difference between 1 and the decimal equivalent of the applicable Withdrawal Charge. Notwithstanding the previous sentence, in the first Contract year in which a Participant Account is established, and in the next succeeding Contract year, the Participant may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account, determined as of the last Contract anniversary preceding the request for the withdrawal, plus Contributions made during the applicable Contract year, without application of any Withdrawal Charge. In any subsequent Contract year, the Participant may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account, determined as of the last Contract anniversary preceding the request for the withdrawal, without application of any Withdrawal Charge. Also, where a Participant has outstanding loans under the Contract, a partial withdrawal by a Participant from the Fixed Interest Account shall be permitted only to the extent that the

p-12834.add.2
     remaining Withdrawal Value of the Participant Account held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under that Participant Account.

                                   VALUATIONS

All assets of each Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund as such prospectus may be amended or supplemented from time to time.

Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the end of the Valuation Period on which such amounts are received by AUL at its Home Office. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that In vestment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under the Contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined below, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

(a)  is equal to:

     (1) the net asset value of a Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the current Valuation Period, plus or minus

     (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

(b) is the net asset value of a Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

p-12834.add.3

(c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized under "Other Charges" below.

The value of each Participant Account's share of any Investment Account as of any Valuation Date shall be determined by multiplying the Participant Account's aggregate Accumulation Units in that Investment Account as of such Valuation Date by the dollar value of one Accumulation Unit in that Investment Account as of such Valuation Date. The value of the Participant Account's share of any Investment Account as of any date other than a Valuation Date is equal to the value of its share of that Investment Account as of the immediately preceding Valuation Date.

                                  OTHER CHARGES

AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as defined above.

A Mutual Fund shall pay any investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus for that Mutual Fund as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

AUL shall deduct an administrative charge per Contract year quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each such quarter from each Participant Account in existence on such day for so long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the Contract by that Participant Account.

AUL reserves the right to deduct a charge for each transfer transaction, to deduct the appropriate premium tax charge, or to deduct the appropriate charges for federal, state, or local income taxes incurred by AUL that are attributable to the Variable Account and its Investment Accounts.

Voting:

(a) AUL is the legal owner of the shares of a Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

p-12834.add.4

(b) The persons having the voting interest under the Contract are the Participants.

(c) Voting rights attributable to the Contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

(d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

(e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund as may be required by applicable federal law.



                                       AMERICAN UNITED LIFE INSURANCE COMPANY

                                       by: /s/ William R. Brown
                                            Secretary


p-12834.add.5

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                        ABC COMPANY (THE CONTRACTHOLDER)


                    The Effective Date of this Amendment is.

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the last paragraph of the face page and by substituting the following last paragraph in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.6 "Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

1.9 "Contributions" means amounts paid to AUL from time to time by, or on behalf of, Participants, including amounts transferred to this contract from another AUL group annuity contract, which are credited to Participant Accounts maintained hereunder.

1.15 "Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

p-12833.x.amd.1

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.


1.20 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.24 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn pursuant to Section 4.8, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                  During                               Withdrawal Charge
          Participant Account Years                        Percentage

                   1-5                                       8%
                   6-10                                      4%
               Thereafter                                    0%

However, for any Participant who also participates in AUL Series III group annuity contract GA XX,XXX, the initial Withdrawal Charge percentage under this contract shall be equal to the Withdrawal Charge percentage applicable to the Participant under the AUL Series I group annuity contract from which funds have been transferred to such Series III contract, determined by AUL immediately prior to the date of such transfer, rounded down to the next whole Withdrawal Charge percentage if the Withdrawal Charge percentage under such Series I contract is a fractional Withdrawal Charge percentage. However, the Withdrawal Charge percentage under this paragraph shall never be greater than 8%. The
Withdrawal Charge percentage shall be decreased by 1% for each subsequent Participant Account Year until the Withdrawal Charge percentage equals 4%. (However, if the applicable Series I contract Withdrawal Charge percentage is less than 4%, it shall be rounded up to 4% in this contract.) This 4% Withdrawal Charge percentage shall be in effect during the next 6 consecutive Participant Account Years. Thereafter, the Withdrawal Charge percentage shall be reduced to 0%.

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.1  Amount  of  Contributions:   (a)  Contributions  may  vary  in  amount  and
     frequency; however, when made, they must be at least equal to a minimum annual Contribution of $200 per Participant in any full Contract Year. AUL may change the minimum annual Contribution acceptable under this contract, but any such change shall apply only to individuals who become Participants on or after the date of the change.

p-12833.x.amd.2

3.2  How Contributions Are Handled:

     (b) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected by the Participant in a form acceptable to AUL. If no Investment Option election is made with respect to a particular Contribution to any Participant Account, AUL shall process such credits in accordance with the Investment Option election applicable to the immediately preceding Contribution. The Participant may change an Investment Option election with respect to future allocations to the applicable Participant Account by giving new Investment Option elections to AUL at its Home Office in a form acceptable to AUL.

     (c) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option elections regarding the initial Contribution.

     (d)  If  the  data  required  to  establish  a   Participant   Account  and
          instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the contributing party unless the contributing party consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

     (e) If the data required to establish a Participant Account, including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL first receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives the data required to establish the Participant Account, instructions regarding the amount of the Contribution for the Participant, and an Investment Option election, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (f) Contributions for a Participant subsequent to the initial Contribution shall be allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option elections.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any

p-12833.x.amd.3

          Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund
          Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment or if further investment in any or all eligible Mutual Funds or Mutual Fund
          Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares in the Variable Account or any Investment Account without notice, Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of participants or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Participant may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives the Participant's transfer direction at its Home Office.

3.5  Limitations on Transfers:

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. However, if that transfer reduces the Participant Account's remaining

p-12833.x.amd.5
          share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account as of the close of business on the Valuation Date that AUL receives that transfer direction at its Home Office. And if that transfer reduces the Participant Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.5 Minimum Payments: If the total Account Value is less than $2,000, such value (subject to Section 6.5 and minus any outstanding loan balances of the Participant and any unpaid expense charges on such loans) shall be paid in a lump sum to the annuitant rather than annuitized under the annuity options provided in Section 4.2. Additionally, if the proposed monthly annuity payment should fall below AUL's periodically adjusted minimum monthly annuity payment, AUL reserves the right to make payments on a less frequent basis (i.e., quarterly, semiannually, or annually), so that the actual annuity payment is equal to or greater than the established minimum level, or to pay the Account Value (subject to Section 6.5 and minus any outstanding loan balances of the Participant and any unpaid expense charges on such loans) in a single sum.

4.7  Death Benefits:

     (a) Upon receipt of written instructions from the Participant's beneficiary (or, if applicable, the secondary beneficiary of the Participant) and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period at its Home Office, AUL shall apply the Account Value (subject to Section 6.5, and minus the Participant's outstanding loan balance, if any, under this contract and any unpaid expense charges due on such loans) of the Participant Account for the purpose of providing a death benefit. The death benefit shall be paid to the beneficiary last properly designated in writing to AUL at its Home Office by the Participant, or, if there is no designated beneficiary living on the date of the Participant's death, to the Participant's estate. The Participant's beneficiary may also designate a beneficiary. If any beneficiary dies while receiving payments and no beneficiary is designated to receive any remaining payments, such remaining payments shall be made to the deceased beneficiary's estate.

     (b) The Account Value to be applied pursuant to (a) above shall be determined as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (c) (1) The benefit shall be payable in accordance with one of the following provisions as elected by the Participant or the beneficiary if the Participant did not make an election:

p-12833.x.amd.6

               (i) The entire Account Value to be applied shall be paid to the beneficiary in a single sum or other method not provided in
                    (ii) below on or before December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death; or

               (ii) The benefit shall be paid as an annuity in  accordance  with the Annuity Options shown in Section 4.2 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          (2) If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

          (3) If payment is to be made in a cash lump sum, payment shall be made within 7 days of the date of valuation, as determined above in this Section, except as AUL may be permitted to defer such payment of amounts derived from the Variable Account in accordance with the provisions of federal securities laws. Also, AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives proper instructions at its Home Office.

4.8 Withdrawal Benefits: A Participant may direct AUL at its Home Office, in a form acceptable to AUL, to withdraw all or a portion of the Withdrawal Value of his Participant Account, subject to the following provisions:

     (a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn.

     (b) Amounts attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn.

     (c) Amounts attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn, provided that any distribution of such amounts shall not occur until the Participant has either attained age 59 1/2, separated from service, become totally disabled (as defined by the Internal Revenue Service), or experienced a hardship (as defined by the Internal Revenue Service). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

     (d) Withdrawal of any amount from this contract which is transferred directly by AUL pursuant to Participant instructions to another tax-deferred annuity funding vehicle under applicable Internal Revenue Service rules and regulations shall be subject to application of the Withdrawal Charge.

p-12833.x.amd.7

     (e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request shall include certification as to the purpose of the withdrawal. The Participant assumes full responsibility for determining whether the withdrawal is permitted under applicable law. AUL may rely solely upon the representations of the Participant made in the withdrawal request.

     (g) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn (except for amounts prohibited from being distributed because Subsection (c) above is not met).

     (h) A withdrawal request shall be effective, and the Account Value to be applied pursuant to this Section shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request, in a form acceptable to AUL, at its Home Office. If it is necessary to withdraw the entire Account Value of a Participant Account to make a lump-sum cash payment, the amount paid shall equal the Withdrawal Value, minus any Section 6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges. Notwithstanding the previous sentence, in the first Contract Year in which a Participant Account is established, the Participant may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Participant may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the
          Participant may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge. Also, where a Participant has outstanding loans under this contract, a partial withdrawal by a Participant from the Fixed Interest Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant Account held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under this contract.

     (i) AUL shall pay any cash lump sum to the Participant within 7 days from the appropriate Valuation Date as determined in Subsection (h) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer

p-12833.x.amd.8
          the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (j) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account (other than amounts which are prohibited from being distributed because Subsection (c) above is not met) which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

5.1 Valuation of Mutual Fund or Mutual Fund Portfolio Assets: All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to
     Section 3.2(b)(1) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one
     Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:
p-12833.x.amd.9

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

8.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

8.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted

p-12833.x.amd.10
     to and received by AUL at its Home Office before becoming effective, unless the Contractholder or Participant is otherwise directed by AUL.

8.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. In accordance with its view of present law, AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The persons having the voting interest under this contract are the Participants. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission or under any contract with any of the Mutual Funds made available by AUL, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.

p-12833.x.amd.11

By deleting Section 8.18 and by redesignating Section 8.19 as new Section 8.18.


                                        AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By: /s/ Jerry D. Semler
                                            Chairman of the Board,
                                            President, & Chief Executive Officer



                                        Attest
                                        By: /s/ William R. Brown
                                            Secretary


                                        CONTRACTHOLDER



                                        By ____________________________________

                                        Title__________________________________

                                        Date __________________________________

p-12833.x.amd.12

                                   SCHEDULE A

The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.

Investment Account                             Mutual Fund or Mutual Fund Portfolio
------------------                             ------------------------------------



AUL American Bond                              AUL American Bond
AUL American Equity                            AUL American Equity
AUL American Managed                           AUL American Managed
AUL American Money Market                      AUL American Money Market
Alger American Growth                          Alger American Growth
American Century VP Capital Appreciation       American Century VP Capital Appreciation
Calvert Capital Accumulation                   Calvert Capital Accumulation
Fidelity VIP Equity-Income                     Fidelity VIP Equity-Income
Fidelity VIP Growth                            Fidelity VIP Growth
Fidelity VIP High Income                       Fidelity VIP High Income
Fidelity VIP Overseas                          Fidelity VIP Overseas
Fidelity VIP II Asset Manager                  Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                     Fidelity VIP II Contrafund
Fidelity VIP II Index 500                      Fidelity VIP II Index 500
T. Rowe Price Equity-Income Portfolio          T. Rowe Price Equity-Income Portfolio

                                    AMENDMENT
                                     TO THE
                      MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                                   ABC COMPANY
                              (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended by deleting Section 6.1 and by substituting the following Section
6.1 in lieu thereof:

6.1  Mortality Risk and Expense Risk Charges;  Annual  Variable  Investment Plus
     Factors: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

     AUL shall multiply the portions (as delineated in the table below) of the total month-end Account Value in the Variable Account of all Participants in the contract by the monthly equivalent of the corresponding Annual Variable Investment Plus Factors appearing in the table below. These products shall be added together, and the sum shall be divided by the total month-end Account Value in the Variable Account of all Participants in the contract. This percentage shall be multiplied by the month-end Account Value of each Participant in each Investment Account. The resulting amount for each Investment Account shall be added to the Participant's Account Value for that Investment Account.

Contract's Month-End Account Value in    Annual Variable Investment Plus Factor
          Variable Account

          First $500,000                                 0.00%
          Next $500,000                                  0.25%
          Next $2 million                                0.35%
          Next $2 million                                0.40%
          Next $1 million                                0.50%
          Over $6 million                                0.75%


CONTRACTHOLDER                                AUL

By ____________________________________       By: /s/ Jerry D. Semler
                                                  Chairman of the Board,
Title _________________________________           President, & Chief Executive
                                                  Officer
Date: _________________________________
                                              Attest
                                              By: /s/ William R. Brown
                                                  Secretary

P-XXXXX.AMD.DAC

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA 73,243 (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
            BANK ONE AS CUSTODIAN ON BEHALF OF ANY PERSON ELIGIBLE TO
              PARTICIPATE IN AN IRC 403(b) TAX-DEFERRED ANNUITY WHO
          BECOMES A PARTICIPANT UNDER THIS CONTRACT AND SUCH SUCCESSOR
              CUSTODIAN AS MAY BE APPOINTED FROM TIME TO TIME (THE
                                CONTRACTHOLDER)

                           EFFECTIVE DATE: MAY 1, 1993

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended by deleting the corresponding Sections and Subsections of the Contract, if any, and by inserting the following Sections and Subsections in lieu thereof:

1.12 "Fixed Interest Account" means that fund of AUL's general asset account in which all or a portion of a Participant's Account Value may be held for accumulation at the Current Rates of Interest.

     (a) Contributions allocated, or amounts transferred (excluding transfers discussed in (c) below), to the Fixed Interest Account shall be credited to the open interest pocket and shall earn interest at the Current Rate of Interest in effect for that interest pocket. Such Contributions or transferred amounts, during the time that the Current Rate of Interest exceeds the Guaranteed Rate of Interest, shall earn interest at such credited Current Rate of Interest for at least 1 year. After such 1-year period, AUL reserves the right to declare, at any time, a new Current Rate of Interest to be applied to funds held within that interest pocket. Any such new Current Rate of Interest must remain in effect for that interest pocket for at least 1 year.

     (b) If AUL changes the Current Rate of Interest for such new Contributions or new amounts transferred to the Fixed Interest Account, the previous open interest pocket shall close, and any such Contributions or amounts transferred on or after the effective date of such change shall be credited to a new open interest pocket and shall earn interest at the new Current Rate of Interest in effect for such new open interest pocket. Therefore, at any given time, various funds credited to a Participant Account and allocated to the Fixed Interest Account may be earning interest at different Current Rates of Interest for different periods of time.

     (c) Any contribution to another AUL P-12833 contract which is allocated to the Fixed Interest Account and which is transferred to this contract (plus gains and minus losses thereon) and allocated

P-12833.OT.AMD
          to the Fixed Interest Account, beginning with the date of such transfer, shall be credited with the Current Rate of Interest under this contract which was in effect on the date the transferred contribution was originally deposited into the Fixed Interest Account under the previous AUL contract.

1.15 "Investment Account" means each subaccount of the Variable Account made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract shall be invested in the shares of the corresponding Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL.

1.20 "Portfolio" means a series of a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.24 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value of a Participant Account withdrawn pursuant to Section 4.8, where the percentage varies by the number of full years measured from the date that Participant Account is established, or from the date a Participant Account is established under a previous AUL P-12833 contract from which amounts have been transferred to this Participant Account, to the date the Withdrawal Charge is determined. Such percentage is as follows:

               During
            Account Years                    Percentage

                 1                               6
                 2                               5
                 3                               4
                 4                               3
                 5                               2
                 6                               1
           Thereafter                            0

In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.


3.1  Amount of Contributions:

     (a) Contributions may vary in amount and frequency; however, a minimum Contribution of at least $100,000 must be made for a Participant in order to establish a Participant Account. Any additional Contributions made within the 12-month period beginning on the date the initial Contribution is credited to that Participant Account (hereinafter called

P-12833.OT.AMD.1
          a Certificate Year) shall also be credited to that Participant Account. Any initial Contribution made within a different Certificate Year shall also be subject to the $100,000 minimum, and any Contri-butions made within that Certificate Year shall be allocated to a separate Participant Account and shall be evidenced by a separate certificate issued to the Participant. AUL may change the minimum Contribution acceptable under this contract, but any such change shall apply only to individuals who become Participants on or after the date of the change.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., of another open-end, registered investment company, or other investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Portfolios are no longer available for investment, or if, in AUL's judgment, further investment in any or all eligible Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will no substitute any shares in the Variable Account or any Investment Account without notice, Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of participants or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL reserves the right to eliminate or combine existing Investment Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.5  Limitations on Transfers:

     (e) Where a Participant has outstanding loans under this contract, a transfer from the Fixed Interest Account to the Variable Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant Account held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under that Participant Account.

4.8  Withdrawal Benefits:

     (a)(6) Effective January 1, 1993, if, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover
     (d) The Account Value to be applied pursuant to this Section shall be determined as of the applicable Valuation Date determined in (c) above. If the entire Account Value of a Participant Account is withdrawn, the Participant shall be paid the Withdrawal Value. If the Participant requests that a specified percentage or dollar amount be paid to the Participant, AUL shall withdraw from the Participant Account an amount equal to the dollar amount to be paid divided by the difference between 1 and the decimal equivalent of the applicable Withdrawal Charge. Notwithstanding the previous sentence, in the first Contract Year in which a Participant Account is established, and in the next succeeding Contract Year, the Participant may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account, determined as of the last Contract Anniversary preceding the request for the withdrawal, plus Contributions made during the applicable Contract Year, without application of any Withdrawal Charge. In any subsequent Contract Year, the Participant may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account, determined as of the last Contract Anniversary preceding the request for the withdrawal, without application of any Withdrawal Charge. Where amounts have been transferred to this contract from another AUL P-12833 contract, Contract Years of participation for purposes of this 10% free-out provision shall be determined by using the date of the Participant's first contribution to the Participant Account in the previous contract which was transferred. Also, where a Participant has outstanding loans under this contract, a partial withdrawal by a Participant from the Fixed Interest Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant Account held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under that Participant Account.

4.9  Loans from the Fixed Interest Account:

     (a) A Participant who has all or a portion of the Account Value of a Participant Account held in the Fixed Interest Account may borrow money from AUL, using such Account Value held in the Fixed Interest Account as the only security for the loan, by submitting a proper written request to AUL at its Home Office. The minimum amount of any single loan is $2,000. The maximum amount that may be borrowed at any time is an amount which, when combined with the largest loan balance during the prior 12 months, does not exceed the lesser of (l) 50% of the Withdrawal Value of the Participant Account held in the Fixed Interest Account, or (2) $50,000. The Withdrawal Value of the Participant Account held in the Fixed Interest Account, which must be at least twice the amount of the outstanding loan balance, shall serve as security for the loan, and shall continue to earn interest. Payment by AUL of the loan amount may be delayed for up to 6 months.

     (d) If a loan either remains unpaid at the end of its term, or if, at any time, l02% of the total of all the Participant's loan balances under a Participant Account equals the Withdrawal Value of that Participant Account allocated to the Fixed Interest Account, then AUL shall deduct these balances plus an expense charge equal to 2% of the outstanding loan balances from the Participant Account's share of the Fixed Interest Account. If a Participant has outstanding loans, then withdrawals or transfers to the Variable Account shall be permitted only to the extent that the Participant Account's remaining With-drawal Value in the Fixed Interest Account equals twice the total of any outstanding loans of the Participant under that Participant Account. All loan balances plus the 2% expense charge shall be paid or satisfied in full before any amount from the Participant Account's share of the Fixed Interest Account is paid as a full withdrawal, as a death benefit, upon annuitization, or as another permitted distribution.

5.1 Time of Valuation: All assets of each Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund as such prospectus may be amended or supplemented from time to time.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account avail able under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be deter mined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

P-12833.OT.AMD.3

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (1) the net asset value of a Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Portfolio share held in the Investment Account deter mined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).



6.2 Investment Management Charge: A Mutual Fund shall pay any investment advisory fee and certain other expenses, which may include its operational and organizational expenses, as described in the current prospectus for that Mutual Fund as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Portfolio reflects such investment advisory fee and other expenses which are deducted from the assets of such Portfolio.

6.3 Administrative Charge: AUL shall deduct an administrative charge per Contract Quarter equal to the lesser of $0.00 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect during the Accumulation Period. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under this contract by that Participant Account. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to Sections 4.1, 4.7, or 4.8, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made shall not be deducted from the amount applied or withdrawn.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc. or any other Mutual Fund made available by AUL.

8.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL deter mines that it is permitted to vote the shares of a Mutual Fund in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The persons having the voting interest under this contract are the Participants. Unless otherwise required by applicable law, the number of Mutual Fund shares of a particular Portfolio as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund as may be required by applicable federal law.


CONTRACTHOLDER                      AUL

By  ______________________________  By ________________________________

Title ____________________________  Title______________________________

Date  ____________________________  Date_______________________________


P-12833.OT.AMD.4

                                                SCHEDULE A


The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund Portfolio listed below.


Investment Account                  Portfolio

AUL American Equity                 AUL American Equity
AUL American Bond                   AUL American Bond
AUL American Money Market           AUL American Money Market
AUL American Managed                AUL American Managed
Fidelity VIP High Income            Fidelity VIP High Income
Fidelity VIP Growth                 Fidelity VIP Growth
Fidelity VIP Overseas               Fidelity VIP Overseas
Fidelity VIP II Asset Manager       Fidelity VIP II Asset Manager
Fidelity VIP II Index 500           Fidelity VIP II Index 500

P-12833.OT.AMD.5

                                    AMENDMENT
                                     TO THE
                             GROUP ANNUITY CONTRACT
                              NUMBER (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                               THE CONTRACTHOLDER


Notwithstanding any other provisions of the Contract, AUL and the Contractholder agree that the Contract is hereby amended as follows:

By adding the following provision, effective January 1, 1993:

If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

And by adding the following provision, effective January 1, 1996:

No Participant shall be permitted to have elective deferral contributions (within the meaning of Internal Revenue Code Section 402(g)(3)) made during a calendar year under this contract, or under any other plans, contracts, or arrangements maintained by his employer, in excess of the dollar limitation in effect under Internal Revenue Code Section 402(g)(1) and any Regulations issued thereunder for taxable years beginning in such calendar year.


                                    AMERICAN UNITED LIFE INSURANCE COMPANY
                                    By: /s/ Jerry D. Semler
                                    Chairman of the Board,
                                    President, & Chief Executive Officer

                                    Attest
                                    By: /s/ William R. Brown
                                            Secretary

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                        ABC COMPANY (THE CONTRACTHOLDER)

                    The Effective Date of this Amendment is .

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended as follows:

By deleting the last paragraph of the face page and by substituting the following last paragraph in lieu thereof:

ACCUMULATION UNITS IN ANY INVESTMENT ACCOUNT FOR WHICH THIS CONTRACT MAKES PROVISION MAY INCREASE OR DECREASE IN DOLLAR VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING ASSETS IN THE CORRESPONDING MUTUAL FUND OR MUTUAL FUND PORTFOLIO IN WHICH THE INVESTMENT ACCOUNT INVESTS. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. ARTICLE 5 OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

By deleting the corresponding Sections or Subsections of the Contract and by substituting the following Sections or Subsections in lieu thereof, and by making any required corresponding changes in the Table of Contents of the
Contract:

1.6 "Contract Anniversary" means the first day of the second Contract Year and each subsequent Contract Year. Each Contract Anniversary after the First Contract Anniversary shall be the same day of the same month as the day and month which is stated on the face page of this contract for the First Contract Anniversary.

1.9 "Contributions" means amounts paid to AUL from time to time by, or on behalf of, Participants, including amounts transferred to this contract from another AUL group annuity contract, which are credited to Participant Accounts maintained hereunder.

1.15 "Investment Account" means each subaccount of the Variable Account which is maintained by AUL and made available to the Contractholder by AUL and identified in Schedule A of the contract. Schedule A of the contract may be amended by AUL from time to time as described in Section 3.3. Amounts allocated to any Investment Account identified in Schedule A of the contract shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account.

1.17 "Mutual Fund" means the AUL American Series Fund, Inc., a diversified, open-end management investment company registered under The Investment Company Act of l940, and any other such open-end management investment company made available by AUL, as listed in Schedule A.

P-12833.AMD.1

1.20 "Portfolio" (also known as a "Mutual Fund Portfolio") means a portfolio established within a particular Mutual Fund as described in that prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

1.24 "Withdrawal Charge" means a charge taken by AUL equal to a percentage of the Account Value withdrawn pursuant to Section 4.8, where the percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date when AUL establishes a Participant Account and credits the initial Contribution for the Participant, and ends on the day immediately preceding the next anniversary of such date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day immediately preceding the next succeeding anniversary date. The Withdrawal Charge percentage is as follows:

                 During                               Withdrawal Charge
        Participant Account Years                        Percentage

                   1-5                                       8%
                   6-10                                      4%
                Thereafter                                   0%

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed 9% of total Contributions allocated to that Participant Account.

3.1  Amount of Contributions:

     (a) Contributions may vary in amount and frequency; however, when made, they must be at least equal to a minimum annual Contribution of $200 per Participant in any full Contract Year. AUL may change the minimum annual Contribution acceptable under this contract, but any such change shall apply only to individuals who become Participants on or after the date of the change.

3.2  How Contributions Are Handled:

     (b) (1) The initial Contribution for a Participant shall be credited and allocated to the Participant Account no later than the close of business on the second business day of AUL after the later of
               (1) the business day that AUL receives the initial Contribution at its Home Office, or (2) the business day that AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of the initial Contribution for the Participant, and Investment Option election instructions regarding the initial Contribution.

          (2) If the data required to establish a Participant Account and instructions regarding the amount of a Contribution for the Participant are not received by AUL at its Home Office within 5 business days after AUL first receives that Contribution, AUL shall return that Contribution to the contributing party unless the contributing party consents to AUL retaining that Contribution until the earlier of (i) the date AUL receives such data and instructions and, therefore, can properly allocate that Contribution to the Participant Account or (ii) 25 days from the date that Contribution is received by AUL.

P-12833.AMD.2

          (3)  If  the  data  required  to  establish  a  Participant   Account,
               including any annuity enrollment form required by AUL, and instructions regarding the amount of a Contribution for the Participant are received, but an Investment Option election for that Participant is not received, by AUL at its Home Office as of the date AUL receives that Contribution, AUL shall allocate that Contribution to the Investment Option election identified in the Participant's annuity enrollment form, which is generally the AUL American Money Market Investment Account. If AUL subsequently receives the data required to establish the Participant Account, instructions regarding the amount of the Contribution for the Participant, and an Investment Option election, AUL shall then transfer such amounts credited to the AUL American Money Market Investment Account or other Investment Option identified in the Participant's annuity enrollment form, plus gains or minus losses thereon, to another Investment Option, if such election so directs.

     (c) Contributions for a Participant subsequent to the initial Contribution shall be credited and allocated to the Participant Account as of the close of business on the later of (1) the Valuation Period in which AUL receives that Contribution at its Home Office or (2) the Valuation Period in which AUL receives, at its Home Office, the data required to establish the Participant Account, instructions regarding the amount of that Contribution for the Participant, and Investment Option election instructions.

     (d) Within any one Participant Account, the amount so credited shall be allocated to an Investment Option in increments elected by the Participant in a form acceptable to AUL. If no investment allocation instruction is made with respect to any Participant Account, AUL shall process such credits in accordance with the investment allocation instruction applicable to the immediately preceding Contribution. The Participant may change an investment allocation instruction with respect to future allocations to the applicable Participant Account by giving new investment allocation instructions to AUL at its Home Office in a form acceptable to AUL.

3.3  Addition, Deletion, or Substitution of Investments:

     (a) AUL reserves the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by the Variable Account or any Investment Account or that the Variable Account or any Investment Account may purchase. AUL reserves the right to eliminate the shares of any of the eligible Mutual Funds or Mutual Fund Portfolios and to substitute shares of, or interests in, another Portfolio of the AUL American Series Fund, Inc., another open-end, registered investment company, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds or Mutual Fund Portfolios are no longer available for investment, or if further investment in any or all eligible Mutual Funds or Mutual Fund Portfolios becomes inappropriate in view of the purposes of the Variable Account or the contract. Where required under applicable law, AUL will not substitute any shares in the Variable Account or any Investment Account without notice, Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a

P-12833.AMD.3
          conversion between series or classes of contracts on the basis of requests made by a majority of participants or as permitted by federal law.

     (b) AUL reserves the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund or Mutual Fund Portfolio listed in the current prospectus for the Variable Account, or in other securities or investment vehicles. AUL re serves the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions so warrant. AUL also reserves the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, AUL reserves the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, AUL may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. If deemed by AUL to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under The Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under The Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. AUL may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, AUL also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Variable Account.

3.4  Transfers:

     (a) Subject to the limitations of Section 3.5, the Participant may direct AUL, in a form acceptable to AUL, to transfer the amounts credited to an Investment Option to any other Investment Option during the Accumulation Period. Any transfer from an Investment Account shall be effective as of the close of business on the Valuation Date that AUL receives the Participant's direction.

3.5  Limitations on Transfers:

     (a) The minimum transfer from the Participant Account's share of any Investment Option is the lesser of $500 or the Participant Account's entire share of that Investment Option. However, if that transfer reduces the Participant Account's remaining share of that Investment Option to less than $500, the entire remaining share shall also be transferred.

     (b) Amounts transferred from the Fixed Interest Account on behalf of a Participant during any Contract Year shall not exceed 20% of the Participant Account's share of the Fixed Interest Account determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer. Notwithstanding the previous sentence, if the Participant Account's share of the Fixed Interest Account is less than $2,500 determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for transfer, the amount transferrable from the Fixed Interest Account for that Contract Year is the lesser of $500 or the Participant Account's entire share of the Fixed Interest Account. And if that transfer reduces the Participant

          Account's remaining share of the Fixed Interest Account to less than $500, the entire remaining share shall also be transferred.

4.5 Minimum Payments: If the total Account Value is less than $2,000, such value (subject to Section 6.5 and minus any outstanding loan balances of the Participant and any unpaid expense charges on such loans) shall be paid in a lump sum to the annuitant rather than annuitized under the annuity options provided in Section 4.2. Additionally, if the proposed monthly annuity payment should fall below AUL's periodically adjusted minimum monthly annuity payment, AUL reserves the right to make payments on a less frequent basis (i.e., quarterly, semiannually, or annually), so that the actual annuity payment is equal to or greater than the established minimum level, or to pay the Account Value (subject to Section 6.5 and minus any outstanding loan balances of the Participant and any unpaid expense charges on such loans) in a single sum.

4.7  Death Benefits:

     (a) Upon receipt of written instructions from the Participant's beneficiary (or, if applicable, the secondary beneficiary of the Participant) and of due proof of the Participant's (and, if applicable, the beneficiary's) death during the Accumulation Period at its Home Office, AUL shall apply the Account Value (subject to Section 6.5, and minus the Participant's outstanding loan balance, if any, under this contract and any unpaid expense charges due on such loans) of the Participant Account for the purpose of providing a death benefit. The death benefit shall be paid to the beneficiary last properly designated in writing to AUL at its Home Office by the Participant, or, if there is no designated beneficiary living on the date of the Participant's death, to the Participant's estate. The Participant's beneficiary may also designate a beneficiary. If any beneficiary dies while receiving payments and no beneficiary is designated to receive any remaining payments, such remaining payments shall be made to the deceased beneficiary's estate.

     (b) The Account Value to be applied pursuant to (a) above shall be determined as of the close of business on the Valuation Date that AUL receives a proper withdrawal request (or due proof of death, if received later), in a form acceptable to AUL, at its Home Office.

     (c) (1) The benefit shall be payable in accordance with one of the following provisions as elected by the Participant or the beneficiary if the Participant did not make an election:

               (i) The entire Account Value to be applied shall be paid to the beneficiary in a single sum or other method not provided in
                    (ii) below on or before December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death; or

               (ii) The benefit shall be paid as an annuity in  accordance  with the Annuity Options shown in Section 4.2 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          (2) If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected shall be paid at least as rapidly as prior to the Participant's death.

          (3) If payment is to be made in a cash lump sum, payment shall be made within 7 days of the date of valuation, as determined above in this Section, except as AUL may be permitted to defer such payment of amounts derived from the Variable Account in accordance with the provisions of federal securities laws. Also, AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives proper instructions at its Home Office.

4.8 Withdrawal Benefits: A Participant may direct AUL at its Home Office, in a form acceptable to AUL, to withdraw all or a portion of the Withdrawal Value of his Participant Account, subject to the following provisions:

     (a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn.

     (b) Amounts attributable to Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn.

     (c) Amounts attributable to Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn, provided that any distribution of such amounts shall not occur until the Participant has either attained age 59 1/2, separated from service, become totally disabled (as defined by the Internal Revenue Service), or experienced a hardship (as defined by the Internal Revenue Service). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

     (d) Withdrawal of any amount from this contract which is transferred directly by AUL pursuant to Participant instructions to another tax-deferred annuity funding vehicle under applicable Internal Revenue Service rules and regulations shall be subject to application of the Withdrawal Charge.

     (e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) AUL shall not be responsible for determining a Participant's compliance with the requirements above. Any withdrawal request shall include certification as to the purpose of the withdrawal. The Participant assumes full responsibility for determining whether the withdrawal is permitted under applicable law. AUL may rely solely upon the representations of the Participant made in the withdrawal request.

     (g) Withdrawals from a Participant Account's share of any Investment Option may not be made in an amount less than the smaller of $500 or the Participant Account's entire share of the Investment Option. If a withdrawal reduces the Participant Account's share of an Investment Option to less than $500, such remaining share shall also be withdrawn (except for amounts prohibited from being distributed because Subsection (c) above is not met).

     (h) A withdrawal request shall be effective, and the Account Value to be applied pursuant to this Section shall be determined, as of the close of business on the Valuation Date that AUL receives a proper withdrawal request, in a form acceptable to AUL, at its Home Office. If it is necessary to withdraw the entire Account Value of a Participant Account to make a lump- sum cash payment, the amount paid shall equal the Withdrawal Value, minus any Section 6.5 charges. If it is not necessary to withdraw the entire Account Value to make such payment, AUL shall reduce the Account Value of the Participant Account by an amount sufficient to make the cash payment requested and to cover the Withdrawal Charge and any Section 6.5 charges. Notwithstanding the previous sentence, in the first Contract Year in which a Participant Account is established, the Participant may withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In the next succeeding Contract Year, the Participant may also withdraw from that Participant Account up to 10% of the sum of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) plus Contributions made during that Contract Year, without application of the Withdrawal Charge. In any subsequent Contract Year, the
          Participant may withdraw from that Participant Account up to 10% of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the request for the withdrawal) without application of the Withdrawal Charge. Also, where a Participant has outstanding loans under this contract, a partial withdrawal by a Participant from the Fixed Interest Account shall be permitted only to the extent that the remaining Withdrawal Value of the Participant Account held in the Fixed Interest Account equals twice the total of the Participant's outstanding loans under this contract.

     (i) AUL shall pay any cash lump sum to the Participant within 7 days from the appropriate Valuation Date as determined in Subsection (h) above, except as AUL may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. AUL reserves the right to defer the payment of amounts withdrawn from the Fixed Interest Account for a period of up to 6 months after AUL receives the withdrawal request at its Home Office.

     (j) Withdrawals from a Participant Account's share of the Fixed Interest Account shall be made on a first-in/first-out basis so that all or a portion of the amounts credited to the Participant Account's share of the Fixed Interest Account (other than amounts which are prohibited from being distributed because Subsection (c) above is not met) which have been on deposit for the longest period of time, as well as the interest credited thereon, shall be withdrawn first.

5.1 Valuation of Mutual Fund or Mutual Fund Portfolio Assets: All assets of each Mutual Fund or Mutual Fund Portfolio shall be valued as provided in the prospectus for the applicable Mutual Fund or Mutual Fund Portfolio as such prospectus may be amended or supplemented from time to time.

5.2 Accumulation Units: Any amounts that are allocated to any Investment Account on behalf of a Participant shall be credited to his Participant Account in the form of Accumulation Units on the basis of the value of such units in that Investment Account as of the later of (1) the end of the Valuation Period on which such amounts are received by AUL at its Home Office or (2) the end of the Valuation Period on which the data required to establish the Participant Account and allocate such amounts to the Participant Account and to Investment Options are received by AUL at its Home Office. However, if the initial Contribution for a Participant is allocated pursuant to Section 3.2(b)(1) on the next succeeding Valuation Period, the unit value as of the end of that Valuation Period shall be used. Such crediting shall be made separately for amounts allocated to each Investment Account. The number of Accumulation Units in each Investment Account credited to each Participant Account as of any Valuation Period shall be determined by dividing the amounts allocated to that Investment Account for that Participant Account as of such Valuation Period by the dollar value of one Accumulation Unit in that Investment Account as of the close of business on the applicable Valuation Period. The number of Accumulation Units thus determined shall not be changed by any subsequent change in the dollar value of the Accumulation Units.

5.3 Value of Accumulation Units: The value of an Accumulation Unit in the AUL American Equity, Bond, Money Market, and Managed Investment Accounts was established at $1.00 as of April 12, 1990. The value of an Accumulation Unit in any other Investment Account available under this contract shall be established at $1.00 as of the date of the first deposit to such Investment Account. The value of an Accumulation Unit in each Investment Account as of any Valuation Period thereafter is equal to the dollar value of one
     Accumulation Unit in that Investment Account as of the immediately preceding Valuation Period multiplied by the Net Investment Factor, as defined in Section 5.4, for that Investment Account for the current Valuation Period. The value of an Accumulation Unit for each Investment Account shall be determined for each Valuation Period before giving effect to any additions, withdrawals, or transfers. After such determination, the additions, withdrawals, or transfers which are effective as of that day shall then be made.

5.4 Determining the Net Investment Factor: The Net Investment Factor for each Investment Account for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from that result, where:

     (a)  is equal to:

          (1) the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or other distribution, if any, paid by the Mutual Fund or Mutual Fund Portfolio during the current Valuation Period, plus or minus

          (3) any credit or charge for any taxes paid or reserved for by AUL during the current Valuation Period which are determined by AUL to be attributable to operation of the Investment Account;

     (b) is the net asset value of a Mutual Fund or Mutual Fund Portfolio share held in the Investment Account determined as of the end of the immediately preceding Valuation Period; and

     (c) is a daily charge factor determined by AUL to reflect the charges assessed against the assets of the Investment Account for mortality and expense risks, as authorized by Section 6.1.

6.1 Mortality Risk and Expense Risk Charges: AUL shall deduct a daily mortality risk charge and a daily expense risk charge equal to the daily equivalent of an annual combined charge of 1.25% against the average daily net assets of each Investment Account. These charges shall be reflected in the Net Investment Factor as provided in Section 5.4(c).

6.2 Mutual Fund or Mutual Fund Portfolio Expenses: A Mutual Fund or Mutual Fund Portfolio shall pay any investment advisory fee and certain other expenses, which may include its ordinary operational and organizational expenses, or any extraordinary expenses, as described in the current prospectus for that Mutual Fund or Mutual Fund Portfolio as it may be amended or supplemented from time to time. These expenses may vary from year to year. The net asset value of each Mutual Fund or Mutual Fund Portfolio share reflects such investment advisory fee and other expenses which are deducted from the assets of such Mutual Fund or Mutual Fund Portfolio.

6.6 Reduction or Waiver of Certain Charges: AUL may reduce or waive the amount of the Withdrawal Charge or the administrative charge discussed in Section
     6.3 where the expenses associated with the sale of this contract or the administrative costs associated with this contract are reduced, or where this contract is sold to the directors or employees of AUL or any of its affiliates, or to directors or any employees of the AUL American Series Fund, Inc.

8.2 AUL's Annual Statement: No provision or condition of this contract shall be deemed to control, determine, or modify any annual statement of AUL made to any insurance department, contractholder, regulatory body, or other person, nor shall anything in such annual statement be deemed to control, determine, or modify the valuation provided for in this contract, nor the values determined, nor the market, book, or other value of any asset in any Investment Account or Mutual Fund or Mutual Fund Portfolio, nor any of the other provisions and conditions of this contract.

8.8 Election, Notice, or Direction Requirements: Wherever in this contract reference is made to the Contractholder or Participant making a request or giving notice or direction, such request, notice, or direction must be in writing, or in a form otherwise acceptable to AUL, and must be submitted to and received by AUL at its Home Office before becoming effective, unless the Contractholder or Participant is otherwise directed by AUL.

P-12833.AMD.10

8.15 Voting:

     (a) AUL is the legal owner of the shares of a Mutual Fund or Mutual Fund Portfolio held by the Investment Accounts of the Variable Account. AUL shall exercise voting rights attributable to the shares of each Mutual Fund or Mutual Fund Portfolio held in the Investment Accounts at any regular and special meetings of the shareholders of a Mutual Fund on matters requiring shareholder voting under The Investment Company Act of l940 or other applicable laws. AUL shall exercise these voting rights based on instructions received from persons having the voting interest in corresponding Investment Accounts of the Variable Account. However, if The Investment Company Act of l940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result AUL determines that it is permitted to vote the shares of a Mutual Fund or Mutual Fund Portfolio in its own right, it may elect to do so. AUL will vote shares of any Investment Account, if any, that it owns beneficially in its own discretion, except that if a Mutual Fund or Mutual Fund Portfolio offers its shares to any insurance company separate account that funds variable life insurance contracts or if otherwise required by applicable law, AUL will vote its own shares in the same proportion as the voting instructions that are received in a timely manner for contracts and Participant Accounts participating in the Investment Account.

     (b) The persons having the voting interest under this contract are the Participants. Unless otherwise required by applicable law, the number of Mutual Fund or Mutual Fund Portfolio shares as to which voting instructions may be given to AUL is determined by dividing the value of all of the Accumulation Units of the corresponding Investment Account attributable to this contract on a particular date by the net asset value per share of that Mutual Fund or Mutual Fund Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the applicable Mutual Fund or Mutual Fund Portfolio for determining shareholders eligible to vote at the meeting of that Mutual Fund. If required by the Securities and Exchange Commission, AUL reserves the right to determine in a different fashion the voting rights attributable to the shares of a Mutual Fund or Mutual Fund Portfolio.

     (c) Voting rights attributable to this contract for which no timely voting instructions are received will be voted by AUL in the same proportion as the voting instructions which are received in a timely manner for all contracts and Participant Accounts participating in that Investment Account.

     (d) Neither the Variable Account nor AUL is under any duty to inquire as to the instructions received or the authority of Contractholders, Participants, or others to instruct the voting of Mutual Fund or Mutual Fund Portfolio shares.

     (e) Every person or entity having such voting rights shall receive such reports or prospectuses concerning the Variable Account or a Mutual Fund or Mutual Fund Portfolio as may be required by applicable federal law.

P-12833.AMD.6

By deleting Section 8.18 and by redesignating Section 8.19 as new Section 8.18.


                                     AMERICAN UNITED LIFE INSURANCE COMPANY
                                     By: /s/ Jerry D. Semler
                                            Chairman of the Board,
                                            President, & Chief Executive Officer


                                     Attest
                                     By: /s/ William R. Brown
                                            Secretary


                                     CONTRACTHOLDER



                                     By_______________________________________

                                     Title____________________________________

                                     Date_____________________________________

                                    (new business)
P-12833.AMD.7

By deleting Section 8.18 and by redesignating Section 8.19 as new Section 8.18.



                                     CONTRACTHOLDER



                                     By_______________________________________

                                     Title____________________________________

                                     Date_____________________________________


                                     AMERICAN UNITED LIFE INSURANCE COMPANY

                                     By_______________________________________

                                     Title____________________________________

                                     Date_____________________________________




                                    (existing business)
P-12833.AMD.11

                                   SCHEDULE A

The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.

Investment Account                                   Mutual Fund or Mutual Fund Portfolio
-----------------------------------------------------------------------------------------



AUL American Bond                                    AUL American Bond
AUL American Equity                                  AUL American Equity
AUL American Managed                                 AUL American Managed
AUL American Money Market                            AUL American Money Market
AUL American Tactical Asset Allocation Portfolio     AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                Alger American Growth
American Century VP Capital Appreciation             American Century VP Capital Appreciation
Calvert Social Mid-Cap Growth                        Calvert Social Mid-Cap Growth
Fidelity VIP Equity-Income                           Fidelity VIP Equity-Income
Fidelity VIP Growth                                  Fidelity VIP Growth
Fidelity VIP High Income                             Fidelity VIP High Income
Fidelity VIP Overseas                                Fidelity VIP Overseas
Fidelity VIP II Asset Manager                        Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                           Fidelity VIP II Contrafund
Fidelity VIP II Index 500                            Fidelity VIP II Index 500
Janus Aspen Series Flexible Income Portfolio         Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio        Janus Aspen Series Worldwide Growth Portfolio
PBHG Insurance Series Growth II                      PBHG Insurance Series Growth II
PBHG Insurance Series Technology                     PBHG Insurance Series Technology
         and Communication                                and Communication
SAFECO Resource Series Trust Equity Portfolio        SAFECO Resource Series Trust Equity Portfolio
SAFECO Resource Series Trust Growth Portfolio        SAFECO Resource Series Trust Growth Portfolio
T. Rowe Price Equity-Income Portfolio                T. Rowe Price Equity-Income Portfolio



P-12833.AMD.12

                                    AMENDMENT
                                     TO THE
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                    CONTRACT NUMBER GA XX,XXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
  PEOPLES BANK & TRUST COMPANY AS CUSTODIAN ON BEHALF OF ANY PERSON ELIGIBLE TO
              PARTICIPATE IN AN IRC 403(b) TAX-DEFERRED ANNUITY WHO
          BECOMES A PARTICIPANT UNDER THIS CONTRACT AND SUCH SUCCESSOR
      CUSTODIAN AS MAY BE APPOINTED FROM TIME TO TIME (THE CONTRACTHOLDER)

              The Effective Date of this Amendment is June 1, 1997.

AUL and the Contractholder hereby agree, by signing below, that the Contract is hereby amended by deleting Schedule A and by substituting the following Schedule A in lieu thereof:

                                   SCHEDULE A

The following Investment Accounts are made available to the Contractholder by AUL. Amounts allocated to any Investment Account identified below shall be invested in the shares of the corresponding Mutual Fund or Mutual Fund Portfolio listed below.

Investment Account                                  Mutual Fund or Mutual Fund Portfolio
------------------                                  ------------------------------------



AUL American Bond                                   AUL American Bond
AUL American Equity                                 AUL American Equity
AUL American Managed                                AUL American Managed
AUL American Money Market                           AUL American Money Market
AUL American Tactical Asset Allocation              AUL American Tactical Asset Allocation
Alger American Growth                               Alger American Growth
American Century VP Capital Appreciation            American Century VP Capital Appreciation
Calvert Capital Accumulation                        Calvert Capital Accumulation
Fidelity VIP Equity-Income                          Fidelity VIP Equity-Income
Fidelity VIP Growth                                 Fidelity VIP Growth
Fidelity VIP High Income                            Fidelity VIP High Income
Fidelity VIP Overseas                               Fidelity VIP Overseas
Fidelity VIP II Asset Manager                       Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                          Fidelity VIP II Contrafund
Fidelity VIP II Index 500                           Fidelity VIP II Index 500
Janus Aspen Series Flexible Income                  Janus Aspen Series Flexible Income
Janus Aspen Series Worldwide Growth                 Janus Aspen Series Worldwide Growth
PBHG Insurance Series Growth II                     PBHG Insurance Series Growth II
PBHG Insurance Series Technology and                PBHG Insurance Series Technology and
         Communication                                   Communication
SAFECO Resource Series Trust Equity                 SAFECO Resource Series Trust Equity
SAFECO Resource Series Trust Growth                 SAFECO Resource Series Trust Growth
T. Rowe Price Equity-Income Portfolio               T. Rowe Price Equity-Income Portfolio

CONTRACTHOLDER                            AUL



By_____________________________________    By: /s/ Jerry D. Semler
                                                Chairman of the Board,
Title__________________________________         President, & Chief Executive
                                                Officer
Date: _________________________________
                                            Attest
                                            By: /s/ William R. Brown
                                                Secretary

P-12833.A


                                    ADDENDUM
                                     TO THE
                             PARTICIPANT CERTIFICATE
                                  ISSUED UNDER
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                     CONTRACT NUMBER GA XXXXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO


PEOPLES BANK & TRUST COMPANY AS CUSTODIAN ON BEHALF OF ANY PERSON ELIGIBLE TO PARTICIPATE IN AN IRC 403(b) TAX-DEFERRED ANNUITY WHO BECOMES A PARTICIPANT UNDER THIS CONTRACT AND SUCH SUCCESSOR CUSTODIAN AS MAY BE APPOINTED FROM TIME TO TIME (THE CONTRACTHOLDER)

The Participant's Certificate is hereby amended as follows:

By deleting the term "death benefit" wherever it appears in the Certificate and by substituting "Death Benefit" in lieu thereof.

And by deleting the corresponding Sections or Subsections of the Certificate and by substituting the following Sections or Subsections in lieu thereof:

"Death Benefit" means the greater of:

(a) the Participant's Account Value as of the date the Death Benefit is calculated, or

(b) (1) the Guaranteed Minimum Death Benefit (GMDB) on the Contract Anniversary immediately preceding the date of the Participant's death; increased by

     (2) any Contributions made for the Participant since the last Contract Anniversary; and reduced proportionately to reflect

     (3)  any  withdrawals   for  the   Participant   since  the  last  Contract
          Anniversary.

"Guaranteed  Minimum  Death  Benefit"  or  "GMDB"  prior to the  first  Contract
Anniversary means the Contributions made for a Participant minus any of his withdrawals or loans. On each Contract Anniversary prior to, or concurrent with, the Participant's date of death, the GMDB is reset, based on the age of the Participant on his last birthday, as follows:

(a)  For Participants less than 81 years of age, the GMDB is the greater of:

     (1)  the   Participant's   Account   Value  as  of  the  current   Contract
          Anniversary, or

     (2) (i) the GMDB as of the immediately preceding Contract Anniversary; increased by

          (ii) any Contributions made for the Participant since the immediately preceding Contract Anniversary; and reduced proportionately to reflect

          (iii)any  withdrawals  for  the  Participant   since  the  immediately
               preceding Contract Anniversary.

(b)  For Participants 81 years of age or older, the GMDB is equal to:

P-12834.NOLOADTDAGMDB.ADD.1

     (1) the GMDB as of the immediately preceding Contract Anniversary; increased by

     (2) any Contributions made for the Participant since the immediately preceding Contract Anniversary; and reduced proportionately to reflect

     (3) any withdrawals for the Participant since the immediately preceding Contract Anniversary.

As of the Participant's date of death, the GMDB ceases to increase or decrease in value.

"Guaranteed Rate of Interest" means interest at an annual effective rate of 3.00%.

                                  OTHER CHARGES

AUL deducts an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on that day for as long as the Participant Account is in effect. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the contract by that Participant Account. If the entire balance of a Participant Account is withdrawn pursuant to the contract, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which the withdrawal of funds is made is not deducted from the amount withdrawn.

There is no charge for a Participant for any Contract Quarter in which the Participant's Account Value on the last day of that quarter is greater than $25,000.


                                            AUL

                                            William R. Brown

                                            Secretary

P-12834.NOLOADTDAGMDB.ADD.2

                                    ADDENDUM
                                     TO THE
                             PARTICIPANT CERTIFICATE
                                  ISSUED UNDER
                               AUL AMERICAN SERIES
                    TDA MULTIPLE-FUND GROUP VARIABLE ANNUITY
                     CONTRACT NUMBER GA XXXXX (THE CONTRACT)
                                    ISSUED BY
                  AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
PEOPLES BANK & TRUST COMPANY AS CUSTODIAN ON BEHALF OF ANY PERSON ELIGIBLE TO PARTICIPATE IN AN IRC 403(b) TAX-DEFERRED ANNUITY WHO BECOMES A PARTICIPANT UNDER THIS CONTRACT AND SUCH SUCCESSOR CUSTODIAN AS MAY BE APPOINTED FROM TIME TO TIME (THE CONTRACTHOLDER)

The Participant's Certificate is hereby amended as follows:

By deleting the term "death benefi" wherever it appears in the Certificate and by substituting "Death Benefit" in lieu thereof.

And by deleting the corresponding Sections or Subsections of the Certificate and by substituting the following Sections or Subsections in lieu thereof:

"Death Benefit" means the greater of:

(a) the Participant's Account Value as of the date the Death Benefit is calculated, or

(b) (1) the Guaranteed Minimum Death Benefit (GMDB) on the Contract Anniversary immediately preceding the date of the Participant's death; increased by

     (2) any Contributions made for the Participant since the last Contract Anniversary; and reduced proportionately to reflect

     (3)  any  withdrawals   for  the   Participant   since  the  last  Contract
          Anniversary.

"Guaranteed  Minimum  Death  Benefit"  or  "GMDB"  prior to the  first  Contract
Anniversary means the Contributions made for a Participant minus any of his withdrawals or loans. On each Contract Anniversary prior to, or concurrent with, the Participant's date of death, the GMDB is reset, based on the age of the Participant on his last birthday, as follows:

(a)  For Participants less than 81 years of age, the GMDB is the greater of:

     (1)  the   Participant's   Account   Value  as  of  the  current   Contract
          Anniversary, or

     (2) (i) the GMDB as of the immediately preceding Contract Anniversary; increased by

          (ii) any Contributions made for the Participant since the immediately preceding Contract Anniversary; and reduced proportionately to reflect

          (iii)any  withdrawals  for  the  Participant   since  the  immediately
               preceding Contract Anniversary.

(b)  For Participants 81 years of age or older, the GMDB is equal to:

P-12834.SPTDAGMDB.ADD.1

     (1) the GMDB as of the immediately preceding Contract Anniversary; increased by

     (2) any Contributions made for the Participant since the immediately preceding Contract Anniversary; and reduced proportionately to reflect

     (3) any withdrawals for the Participant since the immediately preceding Contract Anniversary.

As of the Participant's date of death, the GMDB ceases to increase or decrease in value.

"Guaranteed Rate of Interest" means interest at an annual effective rate of 3.00%.

                                  OTHER CHARGES

AUL deducts an administrative charge per Contract Quarter equal to the lesser of $7.50 or 0.5% of the Account Value on the last day of each Contract Quarter from each Participant Account in existence on that day for as long as the Participant Account is in effect. This charge is to be prorated among each subaccount of the Participant Account which corresponds to each Investment Option utilized under the contract by that Participant Account. If the entire balance of a Participant Account is withdrawn pursuant to the contract, the administrative charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which the withdrawal of funds is made is not deducted from the amount withdrawn.

There is no charge for a Participant for any Contract Quarter in which the Participant's Account Value on the last day of that quarter is greater than $25,000.


                                            AUL

                                            William R. Brown

                                            Secretary

P-12834.SPTDAGMDB.ADD.2